UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-2105

Fidelity Salem Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2018

Item 1.

Reports to Stockholders

Fidelity® SAI Long-Term Treasury Bond Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

February 28, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Life of fundA
Fidelity® SAI Long-Term Treasury Bond Index Fund	(0.03)%	1.18%

 A From October 8, 2015

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Long-Term Treasury Bond Index Fund on October 8, 2015, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. 20+ Year Treasury Bond Index performed over the same period.

Period Ending Values
$10,284	Fidelity® SAI Long-Term Treasury Bond Index Fund
$10,320	Bloomberg Barclays U.S. 20+ Year Treasury Bond Index

Management's Discussion of Fund Performance

Market Recap:  Returns for U.S. taxable investment-grade bonds rose slightly for the 12 months ending February 28, 2018, a period in which market interest rates rose overall and the U.S. economy exhibited broad strength. The Bloomberg Barclays U.S. Aggregate Bond Index returned 0.51%. Longer-term bond yields generally declined through September, as it became clear that changes to tax, health care and fiscal policies proposed by the Trump administration would take time to develop and implement. They then rose through January, driven by three policy rate hikes, plans by the Fed to gradually reduce its balance sheet, and tax reform passed by calendar year-end. Indications of robust employment and improved consumer sentiment reinforced the rate-tightening cycle. Although yield spreads over Treasuries narrowed for much of the period, they widened in mid-January and February amid concern about valuations for risk assets. Within the Bloomberg Barclays index, corporate bonds (+2.20%) led all major market segments, paced primarily by industrial and utility issues. Conversely, safe-haven U.S. Treasury securities returned -0.56%, with intermediate-term maturities hit particularly hard. Outside the index, riskier, non-core fixed-income segments gained, while Treasury Inflation-Protected Securities (TIPS) returned -0.18%, according to Bloomberg Barclays.

Comments from Co-Portfolio Managers Brandon Bettencourt and Jay Small:  For the fiscal reporting period, the fund returned -0.03%, roughly in line, net of fees, with the 0.10% return of the benchmark Bloomberg Barclays 20+ Year Treasury Bond Index. In keeping with the fund’s investment objectives, our goal is to produce monthly returns, before expenses, that closely match those of the fund’s benchmark index using a method known as stratified sampling, which matches the index's risk factors, but does not always hold all bonds in the exact proportions of the index. Volatility returned to the Treasury market in early 2018, responding to growing optimism about U.S. economic growth following the passage of U.S. tax reform in December 2017, which also lifted inflation expectations. Forecasts of more Treasury supply to accommodate an expanding budget deficit, coupled with the central bank’s moves to shrink its balance sheet by cutting purchases of government debt, also weighed on Treasuries. Against this backdrop, the Treasury yield curve flattened for the full fiscal year, meaning short-term Treasury yields rose more than those of their longer-term counterparts.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Coupon Distribution as of February 28, 2018

% of fund's investments
2 - 2.99%	34.0
3 - 3.99%	50.2
4 - 4.99%	15.0

Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.

Asset Allocation (% of fund's net assets)

As of February 28, 2018
U.S. Treasury Obligations	99.7%
Short-Term Investments and Net Other Assets (Liabilities)	0.3%

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 99.7%
	Principal Amount	Value
U.S. Treasury Obligations - 99.7%
U.S. Treasury Bonds:
2.25% 8/15/46	$29,890,000	$24,933,631
2.5% 2/15/45	32,756,700	29,008,873
2.5% 2/15/46	27,857,000	24,578,362
2.5% 5/15/46	28,728,000	25,325,528
2.75% 8/15/42	17,331,500	16,282,809
2.75% 11/15/42	20,939,100	19,645,129
2.75% 8/15/47	28,317,000	26,233,046
2.75% 11/15/47	28,998,000	26,866,194
2.875% 5/15/43	31,792,200	30,463,385
2.875% 8/15/45	31,997,100	30,503,485
2.875% 11/15/46	29,324,000	27,895,600
3% 5/15/42	12,776,700	12,568,081
3% 11/15/44	32,167,800	31,445,281
3% 5/15/45	30,687,800	29,984,138
3% 11/15/45	31,467,000	30,724,575
3% 2/15/47	28,181,000	27,479,778
3% 5/15/47	30,084,000	29,322,499
3% 2/15/48	12,221,000	11,919,771
3.125% 11/15/41	11,465,700	11,531,090
3.125% 2/15/42	14,166,100	14,243,571
3.125% 2/15/43	21,065,600	21,120,733
3.125% 8/15/44	31,480,300	31,501,205
3.375% 5/15/44	30,256,800	31,638,448
3.5% 2/15/39	9,384,200	10,054,657
3.625% 8/15/43	25,608,600	27,904,371
3.625% 2/15/44	30,793,500	33,566,118
3.75% 8/15/41	11,963,700	13,291,858
3.75% 11/15/43	31,000,100	34,464,601
3.875% 8/15/40	12,100,700	13,679,936
4.25% 5/15/39	8,512,100	10,113,439
4.25% 11/15/40	12,461,800	14,855,342
4.375% 11/15/39	10,740,200	12,991,027
4.375% 5/15/40	13,426,700	16,262,041
4.375% 5/15/41	11,363,700	13,805,120
4.5% 5/15/38	5,414,300	6,629,557
4.5% 8/15/39	9,097,000	11,175,807
4.625% 2/15/40	17,187,900	21,489,575
4.75% 2/15/41	13,585,900	17,327,860
		822,826,521
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $857,372,988)		822,826,521
	Shares	Value

Money Market Funds - 0.8%
Fidelity Cash Central Fund, 1.41% (a)
(Cost $6,584,627)	6,583,310	6,584,627
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $863,957,615)		829,411,148
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(3,963,918)
NET ASSETS - 100%		$825,447,230

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$12,761
Total	$12,761

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
U.S. Government and Government Agency Obligations	$822,826,521	$--	$822,826,521	$--
Money Market Funds	6,584,627	6,584,627	--	--
Total Investments in Securities:	$829,411,148	$6,584,627	$822,826,521	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $857,372,988)	$822,826,521
Fidelity Central Funds (cost $6,584,627)	6,584,627
Total Investment in Securities (cost $863,957,615)		$829,411,148
Receivable for investments sold		7,044,538
Receivable for fund shares sold		6,261,094
Interest receivable		4,296,999
Distributions receivable from Fidelity Central Funds		3,577
Prepaid expenses		561
Receivable from investment adviser for expense reductions		85,689
Total assets		847,103,606
Liabilities
Payable for investments purchased	$19,332,710
Payable for fund shares redeemed	402,191
Distributions payable	1,765,287
Accrued management fee	26,547
Other affiliated payables	64,420
Other payables and accrued expenses	65,221
Total liabilities		21,656,376
Net Assets		$825,447,230
Net Assets consist of:
Paid in capital		$866,156,943
Undistributed net investment income		119,433
Accumulated undistributed net realized gain (loss) on investments		(6,282,679)
Net unrealized appreciation (depreciation) on investments		(34,546,467)
Net Assets, for 86,044,779 shares outstanding		$825,447,230
Net Asset Value, offering price and redemption price per share ($825,447,230 ÷ 86,044,779 shares)		$9.59

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Interest		$18,535,300
Income from Fidelity Central Funds		12,761
Total income		18,548,061
Expenses
Management fee	$262,239
Transfer agent fees	491,698
Accounting fees and expenses	151,687
Custodian fees and expenses	8,185
Independent trustees' fees and expenses	2,460
Registration fees	171,536
Audit	58,542
Legal	1,476
Miscellaneous	5,238
Total expenses before reductions	1,153,061
Expense reductions	(766,160)	386,901
Net investment income (loss)		18,161,160
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,605,751)
Fidelity Central Funds	1
Total net realized gain (loss)		(1,605,750)
Change in net unrealized appreciation (depreciation) on investment securities		(19,384,514)
Net gain (loss)		(20,990,264)
Net increase (decrease) in net assets resulting from operations		$(2,829,104)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$18,161,160	$20,084,475
Net realized gain (loss)	(1,605,750)	(1,838,126)
Change in net unrealized appreciation (depreciation)	(19,384,514)	(57,291,952)
Net increase (decrease) in net assets resulting from operations	(2,829,104)	(39,045,603)
Distributions to shareholders from net investment income	(18,052,244)	(19,911,008)
Distributions to shareholders from net realized gain	–	(4,866,804)
Total distributions	(18,052,244)	(24,777,812)
Share transactions
Proceeds from sales of shares	994,733,351	481,882,608
Reinvestment of distributions	7,163,349	24,713,944
Cost of shares redeemed	(920,281,066)	(406,469,262)
Net increase (decrease) in net assets resulting from share transactions	81,615,634	100,127,290
Total increase (decrease) in net assets	60,734,286	36,303,875
Net Assets
Beginning of period	764,712,944	728,409,069
End of period	$825,447,230	$764,712,944
Other Information
Undistributed net investment income end of period	$119,433	$139,624
Shares
Sold	98,917,854	46,568,799
Issued in reinvestment of distributions	717,067	2,365,784
Redeemed	(91,145,326)	(39,546,241)
Net increase (decrease)	8,489,595	9,388,342

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI Long-Term Treasury Bond Index Fund

Years ended February 28,	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$9.86	$10.69	$10.00
Income from Investment Operations
Net investment income (loss)B	.278	.271	.107
Net realized and unrealized gain (loss)	(.272)	(.767)	.689
Total from investment operations	.006	(.496)	.796
Distributions from net investment income	(.276)	(.268)	(.106)
Distributions from net realized gain	–	(.066)	–
Total distributions	(.276)	(.334)	(.106)
Net asset value, end of period	$9.59	$9.86	$10.69
Total ReturnC,D	(.03)%	(4.77)%	8.02%
Ratios to Average Net AssetsE,F
Expenses before reductions	.18%	.16%	.20%G
Expenses net of fee waivers, if any	.06%	.11%	.15%G
Expenses net of all reductions	.06%	.11%	.15%G
Net investment income (loss)	2.77%	2.57%	2.65%G
Supplemental Data
Net assets, end of period (000 omitted)	$825,447	$764,713	$728,409
Portfolio turnover rateH	128%	25%	18%I

 A For the period October 8, 2015 (commencement of operations) to February 29, 2016.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2018

1. Organization.

Fidelity SAI Long-Term Treasury Bond Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$184,618
Gross unrealized depreciation	(36,872,348)
Net unrealized appreciation (depreciation)	$(36,687,730)
Tax Cost	$866,098,878

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(3,060,443)
Net unrealized appreciation (depreciation) on securities and other investments	$(36,687,730)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
No expiration
Short-term	$(3,060,443)
Long-term	(-)
Total no expiration	(3,060,443)
Total capital loss carryforward	$(3,060,443)

The Fund intends to elect to defer to its next fiscal year $865,969 of ordinary lossed recognized during the period November 1, 2017 to February 28, 2018.

The tax character of distributions paid was as follows:

	February 28, 2018	February 28, 2017
Ordinary Income	$18,052,244	$24,627,141
Long-term Capital Gains	–	150,671
Total	$18,052,244	$ 24,777,812

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .04% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives an asset-based fee of .075% of the Fund's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,984 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .03% of average net assets. This reimbursement will remain in place through April 30, 2019. The expense limitation prior to September 1, 2017 was .10%. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $765,976.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $184.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI Long-Term Treasury Bond Index Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity® SAI Long-Term Treasury Bond Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of February 28, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from October 8, 2015 (commencement of operations) to February 29, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from October 8, 2015 (commencement of operations) to February 29, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

April 11, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 237 funds. Mr. Chiel oversees 145 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust[s] or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers LLC (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2017

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as Chief Investment Officer of FMR's Bond Group (2017-present) and is an employee of Fidelity Investments (2001-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2017 to February 28, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During Period-B September 1, 2017 to February 28, 2018
Actual	.03%	$1,000.00	$939.40	$.14
Hypothetical-C		$1,000.00	$1,024.65	$.15

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 99.94% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI Long-Term Treasury Bond Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers the fund's tracking error versus its benchmark index. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to a fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net calendar year total return information for the fund and its benchmark index for the most recent one-year period.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity SAI Long-Term Treasury Bond Index Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that, although Lipper classifies the fund as institutional, FMR believes that the no-load group is a reasonable alternative classification due to the retail-like distribution and servicing of the fund. The Board further noted that, when compared to that group, the fund's total expense ratio is below median.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.03% (effective September 1, 2017) through April 30, 2019.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although above the median of the universe presented for comparison, the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) the terms of Fidelity's contractual and voluntary expense cap and waiver arrangements with the funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the approach to considering "fall-out" benefits; (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability; (xii) the funds' share class structures and distribution channels, including the impact of the Department of Labor's new fiduciary rule on the funds' distribution arrangements; and (xiii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SV5-ANN-0418
1.9869414.102

Fidelity® Short-Term Treasury Bond Index Fund
Investor Class and Premium Class

Fidelity® Intermediate Treasury Bond Index Fund
Investor Class and Premium Class

Fidelity® Long-Term Treasury Bond Index Fund
Investor Class and Premium Class

Annual Report

February 28, 2018

Contents

Performance
Management's Discussion of Fund Performance
Fidelity® Short-Term Treasury Bond Index Fund
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Intermediate Treasury Bond Index Fund
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Long-Term Treasury Bond Index Fund
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity® Short-Term Treasury Bond Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Investor Class	(0.46)%	0.36%	1.42%
Premium Class	(0.36)%	0.46%	1.52%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Short-Term Treasury Bond Index Fund - Investor Class on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. 1-5 Year Treasury Bond Index performed over the same period.

Period Ending Values
$11,512	Fidelity® Short-Term Treasury Bond Index Fund - Investor Class
$11,741	Bloomberg Barclays U.S. 1-5 Year Treasury Bond Index

Fidelity® Intermediate Treasury Bond Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Investor Class	(1.31)%	0.66%	3.27%
Premium Class	(1.21)%	0.76%	3.38%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Intermediate Treasury Bond Index Fund - Investor Class on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. 5-10 Year Treasury Bond Index performed over the same period.

Period Ending Values
$13,800	Fidelity® Intermediate Treasury Bond Index Fund - Investor Class
$14,091	Bloomberg Barclays U.S. 5-10 Year Treasury Bond Index

Fidelity® Long-Term Treasury Bond Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Investor Class	(0.28)%	2.43%	5.35%
Premium Class	(0.18)%	2.53%	5.45%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Long-Term Treasury Bond Index Fund - Investor Class on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Long Treasury Bond Index performed over the same period.

Period Ending Values
$16,833	Fidelity® Long-Term Treasury Bond Index Fund - Investor Class
$17,176	Bloomberg Barclays U.S. Long Treasury Bond Index

Management's Discussion of Fund Performance

Market Recap:  Returns for U.S. taxable investment-grade bonds rose slightly for the 12 months ending February 28, 2018, a period in which market interest rates rose overall and the U.S. economy exhibited broad strength. The Bloomberg Barclays U.S. Aggregate Bond Index returned 0.51%. Longer-term bond yields generally declined through September, as it became clear that changes to tax, health care and fiscal policies proposed by the Trump administration would take time to develop and implement. They then rose through January, driven by three policy rate hikes, plans by the Fed to gradually reduce its balance sheet, and tax reform passed by calendar year-end. Indications of robust employment and improved consumer sentiment reinforced the rate-tightening cycle. Although yield spreads over Treasuries narrowed for much of the period, they widened in mid-January and February amid concern about valuations for risk assets. Within the Bloomberg Barclays index, corporate bonds (+2.20%) led all major market segments, paced primarily by industrial and utility issues. Conversely, safe-haven U.S. Treasury securities returned -0.56%, with intermediate-term maturities hit particularly hard. Outside the index, riskier, non-core fixed-income segments gained, while Treasury Inflation-Protected Securities (TIPS) returned -0.18%, according to Bloomberg Barclays.

Comments from Co-Portfolio Managers Brandon Bettencourt and Jay Small:  For the 12 months, all share classes of the Fidelity Treasury Bond Index Funds posted modestly negative returns that were roughly in line, net of fees, with the returns of their respective Bloomberg Barclays benchmarks. (For specific portfolio results, please refer to the Performance sections of this report.) In keeping with the funds’ investment objectives, our goal is to produce monthly returns, before expenses, that closely match those of the funds’ respective benchmarks using a method known as stratified sampling. This method allows each fund to match the risk factors of its index without always matching index holdings in the same proportion. Volatility returned to the Treasury market in early 2018 amid growing optimism about U.S. economic growth following the passage of U.S. tax reform in December 2017, which also lifted inflation expectations. Forecasts of more bond supply to accommodate an expanding budget deficit, coupled with the central bank’s moves to shrink its balance sheet by cutting purchases of government debt, also weighed on Treasuries. Yields for short-term and intermediate-term Treasuries rose considerably more than longer-term Treasury yields for the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Short-Term Treasury Bond Index Fund

Investment Summary (Unaudited)

Coupon Distribution as of February 28, 2018

% of fund's investments
0.01 - 0.99%	3.5
1 - 1.99%	64.4
2 - 2.99%	25.1
3 - 3.99%	5.8
7 - 7.99%	0.2
8 - 8.99%	0.7

Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.

Asset Allocation (% of fund's net assets)

As of February 28, 2018
U.S. Treasury Obligations	99.7%
Short-Term Investments and Net Other Assets (Liabilities)	0.3%

Fidelity® Short-Term Treasury Bond Index Fund

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 99.7%
	Principal Amount	Value
U.S. Treasury Obligations - 99.7%
U.S. Treasury Bonds:
7.25% 8/15/22	$2,106,000	$2,520,454
7.875% 2/15/21	804,000	929,594
8% 11/15/21	3,503,000	4,180,748
8.125% 8/15/19	2,144,000	2,329,171
8.125% 5/15/21	599,000	703,427
8.125% 8/15/21	30,000	35,607
8.5% 2/15/20	1,062,000	1,189,316
8.75% 5/15/20	313,000	356,869
8.75% 8/15/20	2,043,000	2,353,600
U.S. Treasury Notes:
0.75% 7/15/19	8,322,000	8,162,062
0.75% 8/15/19	8,541,000	8,365,175
0.875% 4/15/19	8,029,000	7,917,347
0.875% 5/15/19	8,301,000	8,176,485
0.875% 6/15/19	8,834,000	8,690,793
0.875% 7/31/19	4,851,000	4,762,697
0.875% 9/15/19	8,291,000	8,123,885
1% 3/15/19	10,035,000	9,920,146
1% 6/30/19	3,904,000	3,844,372
1% 8/31/19	5,525,000	5,427,449
1% 9/30/19	6,826,000	6,699,346
1% 10/15/19	8,790,000	8,620,380
1% 11/15/19	8,498,000	8,324,057
1% 11/30/19	8,029,000	7,859,952
1.125% 5/31/19	4,196,000	4,143,222
1.125% 12/31/19	7,505,000	7,356,073
1.125% 3/31/20	6,056,000	5,912,170
1.125% 4/30/20	8,108,000	7,904,667
1.125% 2/28/21	11,891,000	11,440,907
1.125% 6/30/21	11,953,000	11,432,858
1.125% 7/31/21	14,388,000	13,741,102
1.125% 8/31/21	12,394,000	11,816,904
1.125% 9/30/21	11,925,000	11,355,302
1.25% 3/31/19	9,872,000	9,780,607
1.25% 4/30/19	14,499,000	14,349,479
1.25% 5/31/19	9,017,000	8,917,672
1.25% 6/30/19	8,958,000	8,851,274
1.25% 8/31/19	9,435,000	9,303,057
1.25% 10/31/19	5,260,000	5,176,374
1.25% 1/31/20	11,823,000	11,599,933
1.25% 2/29/20	7,692,000	7,537,559
1.25% 3/31/21	13,183,000	12,715,415
1.25% 10/31/21	13,066,000	12,481,603
1.375% 7/31/19	9,523,000	9,416,610
1.375% 9/30/19	9,059,000	8,940,454
1.375% 12/15/19	8,992,000	8,856,418
1.375% 1/15/20	8,861,000	8,718,047
1.375% 1/31/20	8,355,000	8,217,599
1.375% 2/15/20	8,259,000	8,116,726
1.375% 2/29/20	12,163,000	11,949,197
1.375% 3/31/20	12,665,000	12,426,542
1.375% 4/30/20	12,800,000	12,546,500
1.375% 5/31/20	8,975,000	8,787,086
1.375% 8/31/20	13,583,000	13,260,404
1.375% 9/15/20	9,682,000	9,449,405
1.375% 9/30/20	13,154,000	12,829,261
1.375% 10/31/20	13,092,000	12,754,472
1.375% 1/31/21	12,117,700	11,759,376
1.375% 4/30/21	12,673,000	12,254,197
1.375% 5/31/21	11,691,000	11,289,579
1.5% 3/31/19	4,633,000	4,602,596
1.5% 5/31/19	11,463,000	11,372,550
1.5% 10/31/19	22,365,000	22,101,163
1.5% 11/30/19	12,664,000	12,505,205
1.5% 4/15/20	7,968,000	7,836,030
1.5% 5/15/20	8,145,000	8,002,781
1.5% 5/31/20	12,412,000	12,187,033
1.5% 6/15/20	8,857,000	8,693,699
1.5% 7/15/20	8,596,000	8,430,124
1.5% 8/15/20	9,500,000	9,310,000
1.5% 1/31/22	10,339,000	9,928,267
1.5% 2/28/23	10,218,000	9,664,791
1.625% 3/31/19	12,105,000	12,040,219
1.625% 4/30/19	12,346,000	12,274,142
1.625% 6/30/19	11,760,000	11,677,772
1.625% 7/31/19	13,776,000	13,668,913
1.625% 8/31/19	13,804,000	13,686,450
1.625% 12/31/19	12,571,000	12,429,576
1.625% 3/15/20	8,771,000	8,654,510
1.625% 6/30/20	10,460,000	10,290,025
1.625% 7/31/20	12,656,000	12,442,924
1.625% 10/15/20	9,331,000	9,154,586
1.625% 11/30/20	12,327,000	12,075,645
1.625% 8/15/22	8,171,000	7,834,904
1.625% 8/31/22	12,611,000	12,079,959
1.625% 11/15/22	11,261,000	10,762,173
1.75% 9/30/19	12,395,000	12,305,911
1.75% 11/30/19	9,796,000	9,714,112
1.75% 10/31/20	10,401,000	10,230,359
1.75% 11/15/20	9,702,000	9,540,932
1.75% 12/31/20	12,478,800	12,255,547
1.75% 11/30/21	12,863,000	12,499,218
1.75% 2/28/22	9,953,000	9,643,135
1.75% 3/31/22	10,400,000	10,068,094
1.75% 4/30/22	10,280,000	9,940,680
1.75% 5/15/22	9,373,000	9,063,618
1.75% 5/31/22	12,322,000	11,901,319
1.75% 6/30/22	12,942,000	12,488,524
1.75% 9/30/22	11,033,000	10,614,953
1.75% 1/31/23	10,387,000	9,958,536
1.875% 12/31/19	10,502,000	10,432,260
1.875% 6/30/20	5,671,000	5,610,524
1.875% 12/15/20	9,608,000	9,474,013
1.875% 11/30/21	11,188,000	10,926,218
1.875% 1/31/22	11,709,000	11,407,585
1.875% 2/28/22	11,868,000	11,552,756
1.875% 3/31/22	12,561,000	12,216,554
1.875% 4/30/22	12,031,000	11,688,868
1.875% 5/31/22	9,884,000	9,604,082
1.875% 7/31/22	11,942,000	11,572,544
1.875% 8/31/22	10,725,000	10,389,425
1.875% 9/30/22	12,723,000	12,309,006
1.875% 10/31/22	10,969,000	10,606,080
2% 1/31/20	9,482,000	9,437,923
2% 7/31/20	9,051,000	8,977,107
2% 9/30/20	7,154,000	7,086,931
2% 11/30/20	8,253,000	8,166,279
2% 1/15/21	8,625,000	8,527,632
2% 2/28/21	10,140,000	10,014,042
2% 5/31/21	9,495,000	9,354,800
2% 8/31/21	10,283,000	10,104,654
2% 10/31/21	10,347,000	10,151,781
2% 11/15/21	14,721,000	14,446,131
2% 12/31/21	11,423,000	11,190,970
2% 2/15/22	11,178,000	10,947,017
2% 7/31/22	10,059,000	9,807,918
2% 10/31/22	12,851,000	12,491,072
2% 11/30/22	22,760,000	22,113,652
2% 2/15/23	18,148,000	17,599,306
2.125% 8/31/20	9,215,000	9,161,726
2.125% 1/31/21	8,359,000	8,289,451
2.125% 6/30/21	9,518,000	9,408,320
2.125% 8/15/21	13,989,000	13,810,859
2.125% 9/30/21	10,087,000	9,947,910
2.125% 12/31/21	10,428,000	10,266,285
2.125% 6/30/22	11,165,000	10,948,242
2.125% 12/31/22	23,161,000	22,615,449
2.25% 2/29/20	7,130,000	7,128,610
2.25% 2/15/21	7,994,000	7,956,840
2.25% 3/31/21	9,164,000	9,110,305
2.25% 4/30/21	10,147,000	10,082,392
2.25% 7/31/21	9,674,000	9,592,376
2.375% 12/31/20	8,628,000	8,621,259
2.375% 1/31/23	12,300,000	12,144,809
2.625% 8/15/20	12,028,000	12,103,645
2.625% 11/15/20	20,170,000	20,296,850
2.625% 2/28/23	12,805,000	12,790,995
3.125% 5/15/19	10,243,000	10,361,435
3.125% 5/15/21	11,041,000	11,260,957
3.375% 11/15/19	13,245,000	13,496,448
3.5% 5/15/20	10,790,000	11,062,700
3.625% 8/15/19	9,082,000	9,265,769
3.625% 2/15/20	16,512,000	16,935,120
3.625% 2/15/21	16,459,000	17,021,564
		1,532,699,404
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,565,491,395)		1,532,699,404
	Shares	Value

Money Market Funds - 0.1%
Fidelity Cash Central Fund, 1.41% (a)
(Cost $1,796,276)	1,795,917	1,796,276
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $1,567,287,671)		1,534,495,680
NET OTHER ASSETS (LIABILITIES) - 0.2%		3,791,246
NET ASSETS - 100%		$1,538,286,926

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$16,575
Total	$16,575

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
U.S. Government and Government Agency Obligations	$1,532,699,404	$--	$1,532,699,404	$--
Money Market Funds	1,796,276	1,796,276	--	--
Total Investments in Securities:	$1,534,495,680	$1,796,276	$1,532,699,404	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Short-Term Treasury Bond Index Fund

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,565,491,395)	$1,532,699,404
Fidelity Central Funds (cost $1,796,276)	1,796,276
Total Investment in Securities (cost $1,567,287,671)		$1,534,495,680
Receivable for investments sold		50,991,711
Receivable for fund shares sold		3,741,151
Interest receivable		5,548,264
Distributions receivable from Fidelity Central Funds		1,732
Total assets		1,594,778,538
Liabilities
Payable for investments purchased	$55,142,624
Payable for fund shares redeemed	1,008,002
Distributions payable	251,764
Accrued management fee	38,390
Other affiliated payables	50,832
Total liabilities		56,491,612
Net Assets		$1,538,286,926
Net Assets consist of:
Paid in capital		$1,573,659,464
Undistributed net investment income		1,424,805
Accumulated undistributed net realized gain (loss) on investments		(4,005,352)
Net unrealized appreciation (depreciation) on investments		(32,791,991)
Net Assets		$1,538,286,926
Investor Class:
Net Asset Value, offering price and redemption price per share ($163,754,743 ÷ 16,025,739 shares)		$10.22
Premium Class:
Net Asset Value, offering price and redemption price per share ($1,304,971,344 ÷ 127,712,555 shares)		$10.22
Institutional Class:
Net Asset Value, offering price and redemption price per share ($69,078,050 ÷ 6,758,365 shares)		$10.22
Institutional Premium Class:
Net Asset Value, offering price and redemption price per share ($482,789 ÷ 47,234 shares)		$10.22

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Interest		$21,532,167
Income from Fidelity Central Funds		16,575
Total income		21,548,742
Expenses
Management fee	$574,068
Transfer agent fees	667,398
Independent trustees' fees and expenses	5,623
Miscellaneous	4,552
Total expenses before reductions	1,251,641
Expense reductions	(132)	1,251,509
Net investment income (loss)		20,297,233
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,141,214)
Fidelity Central Funds	2
Total net realized gain (loss)		(3,141,212)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(24,593,917)
Fidelity Central Funds	(2)
Total change in net unrealized appreciation (depreciation)		(24,593,919)
Net gain (loss)		(27,735,131)
Net increase (decrease) in net assets resulting from operations		$(7,437,898)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$20,297,233	$14,102,887
Net realized gain (loss)	(3,141,212)	(1,163,973)
Change in net unrealized appreciation (depreciation)	(24,593,919)	(16,913,722)
Net increase (decrease) in net assets resulting from operations	(7,437,898)	(3,974,808)
Distributions to shareholders from net investment income	(19,383,387)	(13,406,600)
Distributions to shareholders from net realized gain	–	(678,976)
Total distributions	(19,383,387)	(14,085,576)
Share transactions - net increase (decrease)	160,444,085	225,389,460
Total increase (decrease) in net assets	133,622,800	207,329,076
Net Assets
Beginning of period	1,404,664,126	1,197,335,050
End of period	$1,538,286,926	$1,404,664,126
Other Information
Undistributed net investment income end of period	$1,424,805	$1,177,202

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Short-Term Treasury Bond Index Fund Investor Class

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$10.39	$10.52	$10.46	$10.48	$10.59
Income from Investment Operations
Net investment income (loss)B	.130	.105	.094	.084	.081
Net realized and unrealized gain (loss)	(.176)	(.131)	.071	.004	(.071)
Total from investment operations	(.046)	(.026)	.165	.088	.010
Distributions from net investment income	(.124)	(.099)	(.087)	(.076)	(.082)
Distributions from net realized gain	–	(.005)	(.018)	(.032)	(.038)
Total distributions	(.124)	(.104)	(.105)	(.108)	(.120)
Net asset value, end of period	$10.22	$10.39	$10.52	$10.46	$10.48
Total ReturnC	(.46)%	(.25)%	1.59%	.85%	.10%
Ratios to Average Net AssetsD,E
Expenses before reductions	.17%	.19%	.20%	.20%	.20%
Expenses net of fee waivers, if any	.17%	.19%	.20%	.20%	.20%
Expenses net of all reductions	.17%	.19%	.20%	.20%	.20%
Net investment income (loss)	1.25%	1.00%	.89%	.80%	.77%
Supplemental Data
Net assets, end of period (000 omitted)	$163,755	$148,221	$52,373	$32,619	$28,114
Portfolio turnover rateF	41%	51%	41%	40%	47%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short-Term Treasury Bond Index Fund Premium Class

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$10.39	$10.52	$10.46	$10.48	$10.59
Income from Investment Operations
Net investment income (loss)B	.140	.115	.104	.094	.091
Net realized and unrealized gain (loss)	(.176)	(.131)	.072	.005	(.071)
Total from investment operations	(.036)	(.016)	.176	.099	.020
Distributions from net investment income	(.134)	(.109)	(.098)	(.087)	(.092)
Distributions from net realized gain	–	(.005)	(.018)	(.032)	(.038)
Total distributions	(.134)	(.114)	(.116)	(.119)	(.130)
Net asset value, end of period	$10.22	$10.39	$10.52	$10.46	$10.48
Total ReturnC	(.36)%	(.15)%	1.69%	.95%	.20%
Ratios to Average Net AssetsD,E
Expenses before reductions	.07%	.09%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.07%	.09%	.10%	.10%	.10%
Expenses net of all reductions	.07%	.09%	.10%	.10%	.10%
Net investment income (loss)	1.35%	1.10%	.99%	.90%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$1,304,971	$1,256,444	$1,144,962	$806,810	$734,225
Portfolio turnover rateF	41%	51%	41%	40%	47%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short-Term Treasury Bond Index Fund Institutional Class

Years ended February 28,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.40
Income from Investment Operations
Net investment income (loss)B	.062
Net realized and unrealized gain (loss)	(.184)
Total from investment operations	(.122)
Distributions from net investment income	(.058)
Distributions from net realized gain	–
Total distributions	(.058)
Net asset value, end of period	$10.22
Total ReturnC,D	(1.18)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.04%G
Expenses net of fee waivers, if any	.04%G
Expenses net of all reductions	.04%G
Net investment income (loss)	1.49%G
Supplemental Data
Net assets, end of period (000 omitted)	$69,078
Portfolio turnover rateH	41%

 A For the period October 4, 2017 (commencement of sale of shares) to February 28, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short-Term Treasury Bond Index Fund Institutional Premium Class

Years ended February 28,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.40
Income from Investment Operations
Net investment income (loss)B	.061
Net realized and unrealized gain (loss)	(.182)
Total from investment operations	(.121)
Distributions from net investment income	(.059)
Distributions from net realized gain	–
Total distributions	(.059)
Net asset value, end of period	$10.22
Total ReturnC,D	(1.17)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.03%G
Expenses net of fee waivers, if any	.03%G
Expenses net of all reductions	.03%G
Net investment income (loss)	1.49%G
Supplemental Data
Net assets, end of period (000 omitted)	$483
Portfolio turnover rateH	41%

 A For the period October 4, 2017 (commencement of sale of shares) to February 28, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Intermediate Treasury Bond Index Fund

Investment Summary (Unaudited)

Coupon Distribution as of February 28, 2018

% of fund's investments
1 - 1.99%	24.8
2 - 2.99%	71.5
6 - 6.99%	2.8
7 - 7.99%	0.5

Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.

Asset Allocation (% of fund's net assets)

As of February 28, 2018
U.S. Treasury Obligations	99.6%
Short-Term Investments and Net Other Assets (Liabilities)	0.4%

Fidelity® Intermediate Treasury Bond Index Fund

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 99.6%
	Principal Amount	Value
U.S. Treasury Obligations - 99.6%
U.S. Treasury Bonds:
6% 2/15/26	$6,687,000	$8,208,293
6.125% 11/15/27	8,882,000	11,328,019
6.25% 8/15/23	5,557,000	6,564,857
6.375% 8/15/27	3,487,000	4,504,359
6.5% 11/15/26	4,300,000	5,512,398
6.625% 2/15/27	3,006,000	3,908,739
6.75% 8/15/26	3,230,000	4,184,869
6.875% 8/15/25	3,015,000	3,843,418
7.5% 11/15/24	3,105,000	4,005,935
7.625% 2/15/25	3,128,000	4,086,805
U.S. Treasury Notes:
1.25% 7/31/23	26,915,000	24,963,663
1.375% 6/30/23	27,587,000	25,801,388
1.375% 8/31/23	24,759,000	23,089,702
1.375% 9/30/23	24,753,000	23,055,099
1.5% 3/31/23	25,227,000	23,838,530
1.5% 8/15/26	56,326,000	50,552,585
1.625% 4/30/23	28,697,000	27,249,819
1.625% 5/31/23	25,513,000	24,200,476
1.625% 10/31/23	24,399,000	23,015,119
1.625% 2/15/26	60,232,000	54,989,934
1.625% 5/15/26	57,239,000	52,087,490
1.75% 5/15/23	45,526,000	43,477,330
1.875% 8/31/24	24,997,000	23,673,917
2% 4/30/24	24,565,000	23,512,351
2% 5/31/24	25,039,000	23,944,522
2% 6/30/24	25,555,000	24,419,001
2% 2/15/25	63,183,000	59,952,274
2% 8/15/25	61,517,000	58,111,938
2% 11/15/26	56,370,000	52,573,833
2.125% 11/30/23	24,368,000	23,602,693
2.125% 2/29/24	26,834,000	25,912,629
2.125% 3/31/24	28,606,000	27,603,673
2.125% 7/31/24	25,741,000	24,764,652
2.125% 9/30/24	24,151,000	23,194,394
2.125% 11/30/24	24,455,000	23,451,008
2.125% 5/15/25	58,698,000	56,054,297
2.25% 12/31/23	24,871,000	24,229,795
2.25% 1/31/24	24,168,000	23,524,150
2.25% 10/31/24	24,593,000	23,786,042
2.25% 11/15/24	58,884,000	56,917,366
2.25% 12/31/24	24,895,000	24,049,932
2.25% 11/15/25	59,468,200	57,061,596
2.25% 2/15/27	60,042,000	57,039,900
2.25% 8/15/27	57,135,000	54,128,717
2.25% 11/15/27	55,975,000	52,964,157
2.375% 8/15/24	58,699,000	57,311,778
2.375% 5/15/27	56,083,000	53,791,483
2.5% 8/15/23	38,417,000	38,040,333
2.5% 5/15/24	57,247,000	56,415,130
2.5% 1/31/25	26,054,000	25,568,541
2.75% 11/15/23	54,126,000	54,231,715
2.75% 2/15/24	48,430,000	48,465,944
2.75% 2/28/25	29,323,000	29,229,075
2.75% 2/15/28	23,991,000	23,748,278
		1,683,743,941
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,748,103,285)		1,683,743,941
	Shares	Value

Money Market Funds - 0.5%
Fidelity Cash Central Fund, 1.41% (a)
(Cost $9,069,382)	9,067,569	9,069,383
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $1,757,172,667)		1,692,813,324
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(2,066,274)
NET ASSETS - 100%		$1,690,747,050

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$21,459
Total	$21,459

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
U.S. Government and Government Agency Obligations	$1,683,743,941	$--	$1,683,743,941	$--
Money Market Funds	9,069,383	9,069,383	--	--
Total Investments in Securities:	$1,692,813,324	$9,069,383	$1,683,743,941	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Intermediate Treasury Bond Index Fund

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,748,103,285)	$1,683,743,941
Fidelity Central Funds (cost $9,069,382)	9,069,383
Total Investment in Securities (cost $1,757,172,667)		$1,692,813,324
Receivable for investments sold		70,967,508
Receivable for fund shares sold		1,467,870
Interest receivable		6,750,667
Distributions receivable from Fidelity Central Funds		4,402
Total assets		1,772,003,771
Liabilities
Payable for investments purchased	$79,542,563
Payable for fund shares redeemed	1,267,997
Distributions payable	362,565
Accrued management fee	42,001
Other affiliated payables	41,595
Total liabilities		81,256,721
Net Assets		$1,690,747,050
Net Assets consist of:
Paid in capital		$1,763,759,225
Undistributed net investment income		2,761,837
Accumulated undistributed net realized gain (loss) on investments		(11,414,669)
Net unrealized appreciation (depreciation) on investments		(64,359,343)
Net Assets		$1,690,747,050
Investor Class:
Net Asset Value, offering price and redemption price per share ($50,425,603 ÷ 4,864,657 shares)		$10.37
Premium Class:
Net Asset Value, offering price and redemption price per share ($1,413,808,685 ÷ 136,393,713 shares)		$10.37
Institutional Class:
Net Asset Value, offering price and redemption price per share ($128,514,462 ÷ 12,393,478 shares)		$10.37
Institutional Premium Class:
Net Asset Value, offering price and redemption price per share ($97,998,300 ÷ 9,450,575 shares)		$10.37

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Interest		$33,393,712
Income from Fidelity Central Funds		21,459
Total income		33,415,171
Expenses
Management fee	$607,201
Transfer agent fees	577,149
Independent trustees' fees and expenses	5,948
Miscellaneous	4,801
Total expenses before reductions	1,195,099
Expense reductions	(416)	1,194,683
Net investment income (loss)		32,220,488
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(8,508,997)
Fidelity Central Funds	1
Total net realized gain (loss)		(8,508,996)
Change in net unrealized appreciation (depreciation) on investment securities		(47,260,547)
Net gain (loss)		(55,769,543)
Net increase (decrease) in net assets resulting from operations		$(23,549,055)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$32,220,488	$28,067,188
Net realized gain (loss)	(8,508,996)	8,418,502
Change in net unrealized appreciation (depreciation)	(47,260,547)	(68,488,758)
Net increase (decrease) in net assets resulting from operations	(23,549,055)	(32,003,068)
Distributions to shareholders from net investment income	(30,612,509)	(27,831,931)
Distributions to shareholders from net realized gain	–	(18,305,958)
Total distributions	(30,612,509)	(46,137,889)
Share transactions - net increase (decrease)	242,085,424	83,291,668
Total increase (decrease) in net assets	187,923,860	5,150,711
Net Assets
Beginning of period	1,502,823,190	1,497,672,479
End of period	$1,690,747,050	$1,502,823,190
Other Information
Undistributed net investment income end of period	$2,761,837	$1,817,144

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Intermediate Treasury Bond Index Fund Investor Class

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$10.70	$11.26	$11.09	$10.80	$11.34
Income from Investment Operations
Net investment income (loss)B	.205	.196	.212	.227	.206
Net realized and unrealized gain (loss)	(.341)	(.427)	.250	.305	(.461)
Total from investment operations	(.136)	(.231)	.462	.532	(.255)
Distributions from net investment income	(.194)	(.193)	(.208)	(.213)	(.201)
Distributions from net realized gain	–	(.136)	(.084)	(.029)	(.084)
Total distributions	(.194)	(.329)	(.292)	(.242)	(.285)
Net asset value, end of period	$10.37	$10.70	$11.26	$11.09	$10.80
Total ReturnC	(1.31)%	(2.09)%	4.25%	4.98%	(2.26)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.17%	.19%	.20%	.20%	.20%
Expenses net of fee waivers, if any	.17%	.19%	.20%	.20%	.20%
Expenses net of all reductions	.17%	.19%	.20%	.20%	.20%
Net investment income (loss)	1.91%	1.76%	1.93%	2.08%	1.89%
Supplemental Data
Net assets, end of period (000 omitted)	$50,426	$52,544	$145,403	$148,250	$106,544
Portfolio turnover rateF	43%	52%	48%	53%	46%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Intermediate Treasury Bond Index Fund Premium Class

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$10.70	$11.26	$11.09	$10.80	$11.34
Income from Investment Operations
Net investment income (loss)B	.216	.205	.223	.238	.217
Net realized and unrealized gain (loss)	(.341)	(.425)	.250	.305	(.461)
Total from investment operations	(.125)	(.220)	.473	.543	(.244)
Distributions from net investment income	(.205)	(.204)	(.219)	(.224)	(.212)
Distributions from net realized gain	–	(.136)	(.084)	(.029)	(.084)
Total distributions	(.205)	(.340)	(.303)	(.253)	(.296)
Net asset value, end of period	$10.37	$10.70	$11.26	$11.09	$10.80
Total ReturnC	(1.21)%	(1.99)%	4.35%	5.09%	(2.16)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.07%	.09%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.07%	.09%	.10%	.10%	.10%
Expenses net of all reductions	.07%	.09%	.10%	.10%	.10%
Net investment income (loss)	2.01%	1.86%	2.03%	2.18%	1.99%
Supplemental Data
Net assets, end of period (000 omitted)	$1,413,809	$1,450,279	$1,352,270	$1,046,182	$932,430
Portfolio turnover rateF	43%	52%	48%	53%	46%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Intermediate Treasury Bond Index Fund Institutional Class

Years ended February 28,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.77
Income from Investment Operations
Net investment income (loss)B	.090
Net realized and unrealized gain (loss)	(.405)
Total from investment operations	(.315)
Distributions from net investment income	(.085)
Distributions from net realized gain	–
Total distributions	(.085)
Net asset value, end of period	$10.37
Total ReturnC,D	(2.94)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.04%G
Expenses net of fee waivers, if any	.04%G
Expenses net of all reductions	.04%G
Net investment income (loss)	2.14%G
Supplemental Data
Net assets, end of period (000 omitted)	$128,514
Portfolio turnover rateH	43%

 A For the period October 4, 2017 (commencement of sale of shares) to February 28, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Intermediate Treasury Bond Index Fund Institutional Premium Class

Years ended February 28,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.77
Income from Investment Operations
Net investment income (loss)B	.091
Net realized and unrealized gain (loss)	(.405)
Total from investment operations	(.314)
Distributions from net investment income	(.086)
Distributions from net realized gain	–
Total distributions	(.086)
Net asset value, end of period	$10.37
Total ReturnC,D	(2.94)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.03%G
Expenses net of fee waivers, if any	.03%G
Expenses net of all reductions	.03%G
Net investment income (loss)	2.12%G
Supplemental Data
Net assets, end of period (000 omitted)	$97,998
Portfolio turnover rateH	43%

 A For the period October 4, 2017 (commencement of sale of shares) to February 28, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Long-Term Treasury Bond Index Fund

Investment Summary (Unaudited)

Coupon Distribution as of February 28, 2018

% of fund's investments
2 - 2.99%	30.5
3 - 3.99%	47.4
4 - 4.99%	15.9
5 - 5.99%	4.5
6 - 6.99%	1.2

Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.

Asset Allocation (% of fund's net assets)

As of February 28, 2018
U.S. Treasury Obligations	99.5%
Short-Term Investments and Net Other Assets (Liabilities)	0.5%

Fidelity® Long-Term Treasury Bond Index Fund

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 99.5%
	Principal Amount	Value
U.S. Treasury Obligations - 99.5%
U.S. Treasury Bonds:
2.25% 8/15/46	$45,859,000	$38,254,646
2.5% 2/15/45	65,615,000	58,107,721
2.5% 2/15/46	61,159,000	53,960,873
2.5% 5/15/46	45,577,000	40,178,974
2.75% 8/15/42	27,826,000	26,142,310
2.75% 11/15/42	33,629,000	31,550,833
2.75% 8/15/47	50,300,000	46,598,234
2.75% 11/15/47	47,469,000	43,979,287
2.875% 5/15/43	64,882,000	62,170,135
2.875% 8/15/45	65,359,500	62,308,539
2.875% 11/15/46	60,915,000	57,947,773
3% 5/15/42	18,461,000	18,159,567
3% 11/15/44	63,872,000	62,437,375
3% 5/15/45	63,944,000	62,477,784
3% 11/15/45	60,487,000	59,059,885
3% 2/15/47	60,788,000	59,275,424
3% 5/15/47	60,248,000	58,722,973
3% 2/15/48	15,355,000	14,976,523
3.125% 11/15/41	17,196,000	17,294,071
3.125% 2/15/42	20,938,000	21,052,505
3.125% 2/15/43	34,576,000	34,666,492
3.125% 8/15/44	63,007,300	63,049,141
3.375% 5/15/44	65,270,300	68,250,807
3.5% 2/15/39	25,646,000	27,478,286
3.625% 8/15/43	54,087,000	58,935,815
3.625% 2/15/44	64,852,000	70,691,212
3.75% 8/15/41	19,254,000	21,391,495
3.75% 11/15/43	59,451,000	66,095,114
3.875% 8/15/40	19,397,000	21,928,460
4.25% 5/15/39	13,268,000	15,764,043
4.25% 11/15/40	20,614,000	24,573,337
4.375% 2/15/38	16,479,000	19,833,378
4.375% 11/15/39	15,348,000	18,564,485
4.375% 5/15/40	22,028,000	26,679,694
4.375% 5/15/41	17,326,000	21,048,383
4.5% 2/15/36	17,526,000	21,244,114
4.5% 5/15/38	17,674,000	21,640,984
4.5% 8/15/39	14,635,000	17,979,326
4.625% 2/15/40	38,023,000	47,539,147
4.75% 2/15/37	5,857,000	7,347,103
4.75% 2/15/41	22,580,000	28,799,202
5% 5/15/37	7,939,000	10,254,955
5.25% 11/15/28	9,741,000	11,850,535
5.25% 2/15/29	7,167,000	8,747,939
5.375% 2/15/31	23,655,000	29,919,879
5.5% 8/15/28	12,857,000	15,879,399
6.125% 8/15/29	5,694,900	7,482,120
6.25% 5/15/30	9,335,000	12,527,132
		1,694,817,409
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,714,656,999)		1,694,817,409
	Shares	Value

Money Market Funds - 0.8%
Fidelity Cash Central Fund, 1.41% (a)
(Cost $13,682,267)	13,679,531	13,682,267
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $1,728,339,266)		1,708,499,676
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(5,766,039)
NET ASSETS - 100%		$1,702,733,637

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$26,483
Total	$26,483

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
U.S. Government and Government Agency Obligations	$1,694,817,409	$--	$1,694,817,409	$--
Money Market Funds	13,682,267	13,682,267	--	--
Total Investments in Securities:	$1,708,499,676	$13,682,267	$1,694,817,409	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Long-Term Treasury Bond Index Fund

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,714,656,999)	$1,694,817,409
Fidelity Central Funds (cost $13,682,267)	13,682,267
Total Investment in Securities (cost $1,728,339,266)		$1,708,499,676
Receivable for investments sold		19,180,187
Receivable for fund shares sold		1,022,852
Interest receivable		8,833,549
Distributions receivable from Fidelity Central Funds		7,731
Total assets		1,737,543,995
Liabilities
Payable for investments purchased	$31,722,093
Payable for fund shares redeemed	2,575,142
Distributions payable	440,607
Accrued management fee	39,694
Other affiliated payables	32,822
Total liabilities		34,810,358
Net Assets		$1,702,733,637
Net Assets consist of:
Paid in capital		$1,805,565,839
Undistributed net investment income		955,094
Accumulated undistributed net realized gain (loss) on investments		(83,947,706)
Net unrealized appreciation (depreciation) on investments		(19,839,590)
Net Assets		$1,702,733,637
Investor Class:
Net Asset Value, offering price and redemption price per share ($45,588,195 ÷ 3,670,772 shares)		$12.42
Premium Class:
Net Asset Value, offering price and redemption price per share ($996,655,497 ÷ 80,231,717 shares)		$12.42
Institutional Class:
Net Asset Value, offering price and redemption price per share ($345,821,108 ÷ 27,840,065 shares)		$12.42
Institutional Premium Class:
Net Asset Value, offering price and redemption price per share ($314,668,837 ÷ 25,329,461 shares)		$12.42

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Interest		$36,249,016
Income from Fidelity Central Funds		26,483
Total income		36,275,499
Expenses
Management fee	$461,392
Transfer agent fees	430,729
Independent trustees' fees and expenses	4,476
Miscellaneous	3,500
Total expenses before reductions	900,097
Expense reductions	(2,348)	897,749
Net investment income (loss)		35,377,750
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,244,564)
Total net realized gain (loss)		(3,244,564)
Change in net unrealized appreciation (depreciation) on investment securities		(49,340,413)
Net gain (loss)		(52,584,977)
Net increase (decrease) in net assets resulting from operations		$(17,207,227)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$35,377,750	$35,363,638
Net realized gain (loss)	(3,244,564)	(14,460,295)
Change in net unrealized appreciation (depreciation)	(49,340,413)	(86,840,235)
Net increase (decrease) in net assets resulting from operations	(17,207,227)	(65,936,892)
Distributions to shareholders from net investment income	(34,963,027)	(34,902,663)
Share transactions - net increase (decrease)	685,056,903	(160,001,205)
Total increase (decrease) in net assets	632,886,649	(260,840,760)
Net Assets
Beginning of period	1,069,846,988	1,330,687,748
End of period	$1,702,733,637	$1,069,846,988
Other Information
Undistributed net investment income end of period	$955,094	$625,543

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Long-Term Treasury Bond Index Fund Investor Class

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.80	$13.77	$13.62	$11.66	$12.69
Income from Investment Operations
Net investment income (loss)B	.359	.351	.344	.385	.399
Net realized and unrealized gain (loss)	(.384)	(.976)	.149	1.953	(1.044)
Total from investment operations	(.025)	(.625)	.493	2.338	(.645)
Distributions from net investment income	(.355)	(.345)	(.343)	(.378)	(.385)
Net asset value, end of period	$12.42	$12.80	$13.77	$13.62	$11.66
Total ReturnC	(.28)%	(4.66)%	3.78%	20.37%	(5.06)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.17%	.20%	.20%	.20%	.20%
Expenses net of fee waivers, if any	.17%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.17%	.20%	.20%	.20%	.20%
Net investment income (loss)	2.77%	2.54%	2.63%	2.91%	3.30%
Supplemental Data
Net assets, end of period (000 omitted)	$45,588	$41,695	$459,362	$321,709	$13,954
Portfolio turnover rateF	24%	40%	71%	35%	51%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Long-Term Treasury Bond Index Fund Premium Class

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.80	$13.77	$13.62	$11.66	$12.69
Income from Investment Operations
Net investment income (loss)B	.373	.362	.356	.383	.402
Net realized and unrealized gain (loss)	(.385)	(.974)	.150	1.968	(1.035)
Total from investment operations	(.012)	(.612)	.506	2.351	(.633)
Distributions from net investment income	(.368)	(.358)	(.356)	(.391)	(.397)
Net asset value, end of period	$12.42	$12.80	$13.77	$13.62	$11.66
Total ReturnC	(.18)%	(4.57)%	3.89%	20.48%	(4.96)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.07%	.09%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.07%	.09%	.10%	.10%	.10%
Expenses net of all reductions	.07%	.09%	.10%	.10%	.10%
Net investment income (loss)	2.87%	2.65%	2.73%	3.01%	3.40%
Supplemental Data
Net assets, end of period (000 omitted)	$996,655	$1,028,152	$871,326	$1,064,090	$300,319
Portfolio turnover rateF	24%	40%	71%	35%	51%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Long-Term Treasury Bond Index Fund Institutional Class

Years ended February 28,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$13.06
Income from Investment Operations
Net investment income (loss)B	.152
Net realized and unrealized gain (loss)	(.643)
Total from investment operations	(.491)
Distributions from net investment income	(.149)
Net asset value, end of period	$12.42
Total ReturnC,D	(3.81)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.04%G
Expenses net of fee waivers, if any	.04%G
Expenses net of all reductions	.04%G
Net investment income (loss)	2.88%G
Supplemental Data
Net assets, end of period (000 omitted)	$345,821
Portfolio turnover rateH	24%

 A For the period October 4, 2017 (commencement of sale of shares) to February 28, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Long-Term Treasury Bond Index Fund Institutional Premium Class

Years ended February 28,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$13.06
Income from Investment Operations
Net investment income (loss)B	.136
Net realized and unrealized gain (loss)	(.627)
Total from investment operations	(.491)
Distributions from net investment income	(.149)
Net asset value, end of period	$12.42
Total ReturnC,D	(3.81)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.03%G
Expenses net of fee waivers, if any	.03%G
Expenses net of all reductions	.03%G
Net investment income (loss)	3.05%G
Supplemental Data
Net assets, end of period (000 omitted)	$314,669
Portfolio turnover rateH	24%

 A For the period October 4, 2017 (commencement of sale of shares) to February 28, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2018

1. Organization.

Fidelity Short-Term Treasury Bond Index Fund, Fidelity Intermediate Treasury Bond Index Fund and Fidelity Long-Term Treasury Bond Index Fund (the Funds) are funds of Fidelity Salem Street Trust (the Trust). Each Fund is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund offers Investor Class, Premium Class, Institutional Class and Institutional Premium Class shares, each of which has equal rights as to assets and voting privileges. Each Fund commenced sale of Institutional Class and Institutional Premium Class shares on October 4, 2017. Each class has exclusive voting rights with respect to matters that affect that class. Each Fund offers conversion privileges between share classes within each Fund to eligible shareholders.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2018 is included at the end of each Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of each Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2018, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Short-Term Treasury Bond Index Fund	$1,566,496,667	$327,969	$(32,328,956)	$(32,000,987)
Fidelity Intermediate Treasury Bond Index Fund	1,759,028,523	1,332,861	(67,548,060)	(66,215,199)
Fidelity Long-Term Treasury Bond Index Fund	1,733,602,748	32,409,313	(57,512,385)	(25,103,072)

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Short-Term Treasury Bond Index Fund	$(3,291,494)	$(32,000,987)
Fidelity Intermediate Treasury Bond Index Fund	(6,765,666)	(66,215,199)
Fidelity Long-Term Treasury Bond Index Fund	(77,459,715)	(25,103,072)

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	No expiration
	Short-term	Long-term	Total no expiration	Total capital loss carryfoward
Fidelity Short-Term Treasury Bond Index Fund	$(2,032,798)	$(1,258,696)	$(3,291,494)	$(3,291,494)
Fidelity Intermediate Treasury Bond Index Fund	(2,324,266)	(4,441,400)	(6,765,666)	(6,765,666)
Fidelity Long-Term Treasury Bond Index Fund	(76,530,718)	(928,997)	(77,459,715)	(77,459,715)

The tax character of distributions paid was as follows:

February 28, 2018
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Short-Term Treasury Bond Index Fund	$19,383,387	$–	$19,383,387
Fidelity Intermediate Treasury Bond Index Fund	30,612,509	–	30,612,509
Fidelity Long-Term Treasury Bond Index Fund	34,963,027	–	34,963,027

February 28, 2017
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Short-Term Treasury Bond Index Fund	$13,542,395	$543,181	$14,085,576
Fidelity Intermediate Treasury Bond Index Fund	27,831,931	18,305,958	46,137,889
Fidelity Long-Term Treasury Bond Index Fund	34,902,663	–	34,902,663

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. Effective August 1, 2017, the Board approved an amendment to the management contract to reduce the management fee from an annual rate of .05% to .03% of each Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees. For the reporting period, each Fund's total annual management fee rate was .04% of each Fund's average net assets.

Effective August 1, 2017, the Board approved an amendment to the expense contract. Under the expense contract, the investment adviser pays class-level expenses as necessary so that the total expenses do not exceed an annual rate of .16% and .06% of class-level average net assets for each Investor Class and Premium Class, respectively, with certain exceptions.

Prior to August 1, 2017, the investment adviser paid class-level expenses as necessary so that the total expenses did not exceed .19% and .09% for Investor Class and Premium Class, respectively.

In addition, under an expense contract, the investment adviser pays class-level expenses as necessary so that the total expenses do not exceed an annual rate of .04% and .03% of average net assets for Institutional Class and Institutional Premium Class, respectively, with certain exceptions.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Funds. FIIOC receives transfer agent fees at an annual rate of .17%, .12%, .035%, and .015% of class-level average net assets for each Fund's Investor Class, Premium Class, Institutional Class, and Institutional Premium Class, respectively. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Effective August 1, 2017, under the amended expense contract, Investor Class and Premium Class for each fund pays a portion of the transfer agent fees at an annual rate of .13% and .03%, of class-level average net assets, respectively. Prior to August 1, 2017, the Investor Class and Premium Class for each fund paid a portion of the transfer agent fees at an annual rate of .14% and .04% of class-level average net assets, respectively.

Under the expense contract, Institutional Class pays a portion of the transfer agent fees at an annual rate of .01% of class-level average net assets and Institutional Premium Class does not pay a transfer agent fee.

For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Fidelity Short-Term Treasury Bond Index Fund
Investor Class	$211,318.13
Premium Class	454,204.03
Institutional Class	1,876	.01(a)
	$667,398
Fidelity Intermediate Treasury Bond Index Fund
Investor Class	$65,750.13
Premium Class	508,802.03
Institutional Class	2,597	.01(a)
	$577,149
Fidelity Long-Term Treasury Bond Index Fund
Investor Class	$57,116.13
Premium Class	362,021.03
Institutional Class	11,592	.01(a)
	$430,729

 (a) Annualized

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act.

5. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Short-Term Treasury Bond Index Fund	$4,552
Fidelity Intermediate Treasury Bond Index Fund	4,801
Fidelity Long-Term Treasury Bond Index Fund	3,500

During the period, the Funds did not borrow on this line of credit.

6. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is maintained at the Fund's custodian and/or invested in cash equivalents. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of interest income. Security lending activity was as follows:

Total Security Lending Income
Fidelity Intermediate Treasury Bond Index Fund	$16,137
Fidelity Long-Term Treasury Bond Index Fund	4,174

7. Expense Reductions.

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses as noted in the table below.

Management fee reduction
Fidelity Short-Term Treasury Bond Index Fund	$132
Fidelity Intermediate Treasury Bond Index Fund	416
Fidelity Long-Term Treasury Bond Index Fund	2,348

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2018(a)	Year ended February 28, 2017
Fidelity Short-Term Treasury Bond Index Fund
From net investment income
Investor Class	$1,880,261	$813,604
Premium Class	17,239,316	12,592,996
Institutional Class	262,063	–
Institutional Premium Class	1,747	–
Total	$19,383,387	$13,406,600
From net realized gain
Investor Class	$–	$67,381
Premium Class	–	611,595
Total	$–	$678,976
Fidelity Intermediate Treasury Bond Index Fund
From net investment income
Investor Class	$889,333	$1,617,547
Premium Class	28,530,416	26,214,384
Institutional Class	513,240	–
Institutional Premium Class	679,520	–
Total	$30,612,509	$27,831,931
From net realized gain
Investor Class	$–	$1,269,628
Premium Class	–	17,036,330
Total	$–	$18,305,958
Fidelity Long-Term Treasury Bond Index Fund
From net investment income
Investor Class	$1,164,416	$4,634,101
Premium Class	30,084,061	30,268,562
Institutional Class	3,274,411	–
Institutional Premium Class	440,139	–
Total	$34,963,027	$34,902,663

 (a) Distributions for Institutional Class and Institutional Premium Class are for the period October 4, 2017 (commencement of sale of shares) to February 28, 2018.

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2018(a)	Year ended February 28, 2017	Year ended February 28, 2018(a)	Year ended February 28, 2017
Fidelity Short-Term Treasury Bond Index Fund
Investor Class
Shares sold	5,170,231	16,642,015	$53,604,472	$174,821,325
Reinvestment of distributions	158,693	67,415	1,643,965	703,758
Shares redeemed	(3,563,803)	(7,426,513)	(36,943,123)	(78,029,210)
Net increase (decrease)	1,765,121	9,282,917	$18,305,314	$97,495,873
Premium Class
Shares sold	61,708,133	69,282,413	$640,022,832	$727,095,866
Reinvestment of distributions	1,409,092	1,071,187	14,598,467	11,225,210
Shares redeemed	(56,291,631)	(58,288,324)	(582,815,661)	(610,427,489)
Net increase (decrease)	6,825,594	12,065,276	$71,805,638	$127,893,587
Institutional Class
Shares sold	9,131,603	–	$94,261,659	$–
Reinvestment of distributions	7,993	–	81,879	–
Shares redeemed	(2,381,231)	–	(24,498,785)	–
Net increase (decrease)	6,758,365	–	$69,844,753	$–
Institutional Premium Class
Shares sold	47,064	–	$486,633	$–
Reinvestment of distributions	170	–	1,747	–
Net increase (decrease)	47,234	–	$488,380	$–
Fidelity Intermediate Treasury Bond Index Fund
Investor Class
Shares sold	3,750,437	9,520,397	$40,035,591	$106,831,392
Reinvestment of distributions	80,657	246,581	863,126	2,730,670
Shares redeemed	(3,878,705)	(17,762,763)	(41,503,973)	(199,520,478)
Net increase (decrease)	(47,611)	(7,995,785)	$(605,256)	$(89,958,416)
Premium Class
Shares sold	57,411,353	58,341,761	$614,113,376	$645,126,892
Reinvestment of distributions	2,445,561	3,681,048	26,168,049	40,436,708
Shares redeemed	(59,047,512)	(46,482,343)	(629,886,957)	(512,313,516)
Net increase (decrease)	809,402	15,540,466	$10,394,468	$173,250,084
Institutional Class
Shares sold	14,326,442	–	$151,533,402	$–
Reinvestment of distributions	17,000	–	176,889	–
Shares redeemed	(1,949,964)	–	(20,380,089)	–
Net increase (decrease)	12,393,478	–	$131,330,202	$–
Institutional Premium Class
Shares sold	9,986,242	–	$106,642,973	$–
Reinvestment of distributions	164	–	1,735	–
Shares redeemed	(535,831)	–	(5,678,698)	–
Net increase (decrease)	9,450,575	–	$100,966,010	$–
Fidelity Long-Term Treasury Bond Index Fund
Investor Class
Shares sold	3,375,901	12,188,604	$43,929,517	$170,192,941
Reinvestment of distributions	81,541	299,278	1,058,185	4,120,958
Shares redeemed	(3,043,889)	(42,589,644)	(39,565,017)	(599,726,215)
Net increase (decrease)	413,553	(30,101,762)	$5,422,685	$(425,412,316)
Premium Class
Shares sold	45,483,996	91,433,330	$591,712,312	$1,273,780,270
Reinvestment of distributions	1,922,712	1,936,031	24,973,682	26,448,024
Shares redeemed	(47,473,757)	(76,341,231)	(615,311,298)	(1,034,817,183)
Net increase (decrease)	(67,049)	17,028,130	$1,374,696	$265,411,111
Institutional Class
Shares sold	29,404,196	–	$385,228,333	$–
Reinvestment of distributions	179,771	–	2,307,898	–
Shares redeemed	(1,743,902)	–	(22,131,619)	–
Net increase (decrease)	27,840,065	–	$365,404,612	$–
Institutional Premium Class
Shares sold	25,311,325	–	$312,631,304	$–
Reinvestment of distributions	35,430	–	440,139	–
Shares redeemed	(17,294)	–	(216,533)	–
Net increase (decrease)	25,329,461	–	$312,854,910	$–

 (a) Share transactions for Institutional Class and Institutional Premium Class are for the period October 4, 2017 (commencement of sale of shares) to February 28, 2018.

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity Short-Term Treasury Bond Index Fund, Fidelity Intermediate Treasury Bond Index Fund and Fidelity Long-Term Treasury Bond Index Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Short-Term Treasury Bond Index Fund, Fidelity Intermediate Treasury Bond Index Fund and Fidelity Long-Term Treasury Bond Index Fund (three of the funds constituting Fidelity Salem Street Trust, hereafter collectively referred to as the "Funds") as of February 28, 2018, the related statements of operations for the year ended February 28, 2018, the statements of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 17, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 237 funds. Mr. Chiel oversees 145 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust[s] or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers LLC (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2017

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as Chief Investment Officer of FMR's Bond Group (2017-present) and is an employee of Fidelity Investments (2001-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2017 to February 28, 2018) for Investor Class and Premium Class and for the period (October 4, 2017 to February 28, 2018) for Institutional Class and Institutional Premium Class. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (September 1, 2017 to February 28, 2018).

Actual Expenses

The first line of the accompanying table for each Class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a Class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each Class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio--A	Beginning Account Value	Ending Account Value February 28, 2018	Expenses Paid During Period
Fidelity Short-Term Treasury Bond Index Fund
Investor Class	.16%
Actual		$1,000.00	$985.10	$.79-B
Hypothetical-C		$1,000.00	$1,024.00	$.80-D
Premium Class	.06%
Actual		$1,000.00	$985.60	$.30-B
Hypothetical-C		$1,000.00	$1,024.50	$.30-D
Institutional Class	.04%
Actual		$1,000.00	988.20	$.16-B
Hypothetical-C		$1,000.00	1,024.60	$.20-D
Institutional Premium Class	.03%
Actual		$1,000.00	988.30	$.12-B
Hypothetical-C		$1,000.00	1,024.65	$.15-D
Fidelity Intermediate Treasury Bond Index Fund
Investor Class	.16%
Actual		$1,000.00	$959.40	$.78-B
Hypothetical-C		$1,000.00	$1,024.00	$.80-D
Premium Class	.06%
Actual		$1,000.00	$959.80	$.29-B
Hypothetical-C		$1,000.00	$1,024.50	$.30-D
Institutional Class	.04%
Actual		$1,000.00	970.60	$.16-B
Hypothetical-C		$1,000.00	1,024.60	$.20-D
Institutional Premium Class	.03%
Actual		$1,000.00	970.60	$.12-B
Hypothetical-C		$1,000.00	1,024.65	$.15-D
Fidelity Long-Term Treasury Bond Index Fund
Investor Class	.16%
Actual		$1,000.00	$939.50	$.77-B
Hypothetical-C		$1,000.00	$1,024.00	$.80-D
Premium Class	.06%
Actual		$1,000.00	$940.00	$.29-B
Hypothetical-C		$1,000.00	$1,024.50	$.30-D
Institutional Class	.04%
Actual		$1,000.00	961.90	$.16-B
Hypothetical-C		$1,000.00	1,024.60	$.20-D
Institutional Premium Class	.03%
Actual		$1,000.00	961.90	$.12-B
Hypothetical-C		$1,000.00	1,024.65	$.15-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period) for Investor Class and Premium Class and multiplied by 148/365 (to reflect the period October 4, 2017 to February 28, 2018) for Institutional Class and Institutional Premium Class.

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax:

Fidelity Short-Term Treasury Bond Index Fund	99.94%
Fidelity Intermediate Treasury Bond Index Fund	99.90%
Fidelity Long-Term Treasury Bond Index Fund	99.93%

The funds hereby designate the amounts noted below as distributions paid during the period January 1, 2018 to February 28, 2018 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders:

Fidelity Short-Term Treasury Bond Index Fund	$3,502,584
Fidelity Intermediate Treasury Bond Index Fund	$5,471,142
Fidelity Long-Term Treasury Bond Index Fund	$7,075,519

The funds will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Intermediate Treasury Bond Index Fund
Fidelity Long-Term Treasury Bond Index Fund
Fidelity Short-Term Treasury Bond Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2017 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers each fund's tracking error versus its benchmark index. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to a fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and its benchmark index for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons forthe 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, in prior years, each fund was compared on the basis of a hypothetical "net management fee," which was derived by subtracting payments made by FMR for "fund-level" non-management expenses (including pricing and bookkeeping fees and fees paid to non-affiliated custodians) from the fund's management fee. Due to each fund's low contractual management fee rate compared to its Total Mapped Group median, Fidelity no longer calculates a hypothetical net management fee for the fund. As a result, the charts do not include hypothetical net management fees for 2016. With respect to the historical net management fee information, the Board considered that "fund-level" non-management expenses and "class-level" expenses paid by FMR may exceed a fund's management fee and result in a negative net management fee. The Board noted that a hypothetical net management fee is truly a hypothetical number derived for purposes of providing a more meaningful competitive comparison and a negative net management fee is not intended to suggest that Fidelity pays a fund to manage the fund's assets.

Fidelity Intermediate Treasury Bond Index Fund

Fidelity Long-Term Treasury Bond Index Fund

Fidelity Short-Term Treasury Bond Index Fund

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board considered that it had approved an amended and restated management contract for each fund (effective February 1, 2012) that lowered each fund's management fee rate from 0.10% to 0.05%. The Board considered that the charts reflect each fund's lower management fee rate for 2012, as if the lower fee rate were in effect for the entire year.

The Board also considered that it had approved an amended and restated management contract for each fund (effective August 1, 2017) that further lowered each fund's management fee rate from 0.05% to 0.03%.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the funds) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of each class of each fund, the Board considered the fund's management fee rate as well as other "fund-level" expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees, paid by FMR under the fund's management contract. The Board also considered other "class-level" expenses, such as transfer agent fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of Premium Class of each fund ranked below the competitive median for 2016 and the total expense ratio of Investor Class of each fund ranked above the competitive median for 2016 due to a drop in the competitive median, compared to the prior year, as a result of competitor fee reductions and the inclusion of lower fee Fidelity and competitor classes in the mapped group. The Board considered that, in general, various factors can affect total expense ratios.

The Board considered that current contractual arrangements for each fund oblige FMR to pay all "class-level" expenses of each class of the fund to the extent necessary to limit total operating expenses, with certain exceptions, as follows: Investor Class: 0.19% (0.16% effective August 1, 2017); and Premium Class: 0.09% (0.06% effective August 1, 2017). These contractual arrangements may not be amended to increase the fees or expenses payable except by a vote of a majority of the Board and, with respect to increases in fees or expenses payable by Investor Class above 0.19% and by Premium Class above 0.09%, by a vote of a majority of the outstanding voting securities of the applicable class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Investor Class was above the median of the universe presented for comparison, the total expense ratio of each class of each fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board consideredthe revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that due to each fund's current contractual arrangements the expense ratio of each class will not decline if the class's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) the terms of Fidelity's contractual and voluntary expense cap and waiver arrangements with the funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the approach to considering "fall-out" benefits; (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability; (xii) the funds' share class structures and distribution channels, including the impact of the Department of Labor's new fiduciary rule on the funds' distribution arrangements; and (xiii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

LBX-ANN-0418
1.821048.112

Fidelity® Series Long-Term Treasury Bond Index Fund Annual Report February 28, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Life of fundA
Fidelity® Series Long-Term Treasury Bond Index Fund	(0.12)%	(8.15)%

 A From July 7, 2016

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Long-Term Treasury Bond Index Fund on July 7, 2016, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Long Treasury Bond Index performed over the same period.

Period Ending Values
$8,694	Fidelity® Series Long-Term Treasury Bond Index Fund
$8,705	Bloomberg Barclays U.S. Long Treasury Bond Index

Management's Discussion of Fund Performance

Market Recap:  Returns for U.S. taxable investment-grade bonds rose slightly for the 12 months ending February 28, 2018, a period in which market interest rates rose overall and the U.S. economy exhibited broad strength. The Bloomberg Barclays U.S. Aggregate Bond Index returned 0.51%. Longer-term bond yields generally declined through September, as it became clear that changes to tax, health care and fiscal policies proposed by the Trump administration would take time to develop and implement. They then rose through January, driven by three policy rate hikes, plans by the Fed to gradually reduce its balance sheet, and tax reform passed by calendar year-end. Indications of robust employment and improved consumer sentiment reinforced the rate-tightening cycle. Although yield spreads over Treasuries narrowed for much of the period, they widened in mid-January and February amid concern about valuations for risk assets. Within the Bloomberg Barclays index, corporate bonds (+2.20%) led all major market segments, paced primarily by industrial and utility issues. Conversely, safe-haven U.S. Treasury securities returned -0.56%, with intermediate-term maturities hit particularly hard. Outside the index, riskier, non-core fixed-income segments gained, while Treasury Inflation-Protected Securities (TIPS) returned -0.18%, according to Bloomberg Barclays.

Comments from Co-Portfolio Managers Brandon Bettencourt and Jay Small:  For the fiscal reporting period, the fund returned -0.12%, roughly in line, net of fees, with the -0.08% return of the benchmark Bloomberg Barclays Long-Term Treasury Bond Index. In keeping with the fund’s investment objectives, our goal is to produce monthly returns, before expenses, that closely match those of the fund’s benchmark index using a method known as stratified sampling, which matches the index's risk factors, but does not always hold all bonds in the exact proportions of the index. Volatility returned in early 2018, responding to growing optimism about U.S. economic growth following the passage of U.S. tax reform in December 2017, which also lifted inflation expectations. Forecasts of more Treasury supply to accommodate an expanding budget deficit, coupled with the central bank’s moves to shrink its balance sheet by cutting purchases of government debt, also weighed on Treasuries. Against this backdrop, the Treasury yield curve flattened for the full fiscal year, meaning short-term Treasury yields rose more than those of their longer-term counterparts.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Coupon Distribution as of February 28, 2018

% of fund's investments
2 - 2.99%	31.1
3 - 3.99%	45.8
4 - 4.99%	16.5
5 - 5.99%	4.3
6 - 6.99%	1.5

Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.

Asset Allocation (% of fund's net assets)

As of February 28, 2018
U.S. Treasury Obligations	99.5%
Short-Term Investments and Net Other Assets (Liabilities)	0.5%

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 99.5%
	Principal Amount	Value
U.S. Treasury Obligations - 99.5%
U.S. Treasury Bonds:
2.25% 8/15/46	$140,522,000	$117,220,598
2.5% 2/15/45	152,104,000	134,701,164
2.5% 2/15/46	141,600,000	124,934,344
2.5% 5/15/46	141,341,000	124,600,925
2.75% 8/15/42	82,292,000	77,312,691
2.75% 11/15/42	105,988,000	99,438,272
2.75% 8/15/47	142,151,000	131,689,575
2.75% 11/15/47	141,835,000	131,407,912
2.875% 5/15/43	150,840,000	144,535,359
2.875% 8/15/45	153,876,000	146,693,116
2.875% 11/15/46	143,214,000	136,237,911
3% 5/15/42	51,435,000	50,595,163
3% 11/15/44	151,039,000	147,646,522
3% 5/15/45	149,540,000	146,111,094
3% 11/15/45	153,749,000	150,121,485
3% 2/15/47	141,567,000	138,044,415
3% 5/15/47	143,987,000	140,342,329
3% 2/15/48	52,983,000	51,677,052
3.125% 11/15/41	52,855,000	53,156,438
3.125% 2/15/42	64,893,000	65,247,884
3.125% 2/15/43	109,444,000	109,730,436
3.125% 8/15/44	154,260,000	154,362,438
3.375% 5/15/44	155,802,000	162,916,552
3.5% 2/15/39	44,209,000	47,367,526
3.625% 8/15/43	127,589,000	139,027,155
3.625% 2/15/44	152,477,000	166,205,885
3.75% 8/15/41	57,451,000	63,828,958
3.75% 11/15/43	142,880,000	158,847,956
3.875% 8/15/40	56,832,000	64,249,020
4.25% 5/15/39	43,277,000	51,418,486
4.25% 11/15/40	62,439,000	74,431,678
4.375% 2/15/38	20,968,000	25,236,135
4.375% 11/15/39	54,120,000	65,461,945
4.375% 5/15/40	67,796,000	82,112,609
4.375% 5/15/41	50,061,000	60,816,293
4.5% 2/15/36	50,514,000	61,230,466
4.5% 5/15/38	24,184,000	29,612,174
4.5% 8/15/39	50,966,000	62,612,527
4.625% 2/15/40	79,292,000	99,136,682
4.75% 2/15/37	17,040,000	21,375,216
4.75% 2/15/41	72,900,000	92,978,824
5% 5/15/37	29,673,000	38,329,170
5.25% 11/15/28	29,510,000	35,900,759
5.25% 2/15/29	24,284,000	29,640,709
5.375% 2/15/31	47,644,000	60,262,216
5.5% 8/15/28	19,962,000	24,654,629
6.125% 8/15/29	22,384,000	29,408,729
6.25% 5/15/30	26,566,000	35,650,327
		4,358,519,749
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $4,592,104,924)		4,358,519,749
	Shares	Value

Money Market Funds - 0.8%
Fidelity Cash Central Fund, 1.41% (a)
(Cost $36,132,822)	36,125,596	36,132,822
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $4,628,237,746)		4,394,652,571
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(13,822,855)
NET ASSETS - 100%		$4,380,829,716

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$58,559
Total	$58,559

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
U.S. Government and Government Agency Obligations	$4,358,519,749	$--	$4,358,519,749	$--
Money Market Funds	36,132,822	36,132,822	--	--
Total Investments in Securities:	$4,394,652,571	$36,132,822	$4,358,519,749	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $4,592,104,924)	$4,358,519,749
Fidelity Central Funds (cost $36,132,822)	36,132,822
Total Investment in Securities (cost $4,628,237,746)		$4,394,652,571
Receivable for investments sold		13,286,636
Receivable for fund shares sold		2,467,081
Interest receivable		22,910,196
Distributions receivable from Fidelity Central Funds		20,495
Total assets		4,433,336,979
Liabilities
Payable for investments purchased	$51,659,334
Payable for fund shares redeemed	833,631
Other payables and accrued expenses	14,298
Total liabilities		52,507,263
Net Assets		$4,380,829,716
Net Assets consist of:
Paid in capital		$4,621,150,613
Undistributed net investment income		523,196
Accumulated undistributed net realized gain (loss) on investments		(7,258,918)
Net unrealized appreciation (depreciation) on investments		(233,585,175)
Net Assets		$4,380,829,716
Series Long-Term Treasury Bond Index:
Net Asset Value, offering price and redemption price per share ($4,380,829,716 ÷ 524,326,418 shares)		$8.36

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Interest		$61,815,205
Income from Fidelity Central Funds		58,559
Total income		61,873,764
Expenses
Management fee	$2,695
Transfer agent fees	3,754
Custodian fees and expenses	24,706
Independent trustees' fees and expenses	7,097
Miscellaneous	4,218
Total expenses before reductions	42,470
Expense reductions	(181)	42,289
Net investment income (loss)		61,831,475
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(7,093,309)
Fidelity Central Funds	1
Total net realized gain (loss)		(7,093,308)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(230,300,561)
Fidelity Central Funds	(1)
Total change in net unrealized appreciation (depreciation)		(230,300,562)
Net gain (loss)		(237,393,870)
Net increase (decrease) in net assets resulting from operations		$(175,562,395)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	For the period July 7, 2016 (commencement of operations) to February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$61,831,475	$306,195
Net realized gain (loss)	(7,093,308)	(221,084)
Change in net unrealized appreciation (depreciation)	(230,300,562)	(3,284,613)
Net increase (decrease) in net assets resulting from operations	(175,562,395)	(3,199,502)
Distributions to shareholders from net investment income	(61,251,718)	(307,284)
Share transactions - net increase (decrease)	4,596,064,103	25,086,512
Total increase (decrease) in net assets	4,359,249,990	21,579,726
Net Assets
Beginning of period	21,579,726	–
End of period	$4,380,829,716	$21,579,726
Other Information
Undistributed net investment income end of period	$523,196	$–
Distributions in excess of net investment income end of period	$–	$(1,089)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Long-Term Treasury Bond Index Fund

Years ended February 28,	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$8.59	$10.00
Income from Investment Operations
Net investment income (loss)B	.241	.119
Net realized and unrealized gain (loss)	(.244)	(1.410)
Total from investment operations	(.003)	(1.291)
Distributions from net investment income	(.227)	(.119)
Total distributions	(.227)	(.119)
Net asset value, end of period	$8.36	$8.59
Total ReturnC,D	(.12)%	(12.96)%
Ratios to Average Net AssetsE,F
Expenses before reductions	- %G	.19%H
Expenses net of fee waivers, if any	- %G	.19%H
Expenses net of all reductions	- %G	.19%H
Net investment income (loss)	2.76%	2.02%H
Supplemental Data
Net assets, end of period (000 omitted)	$4,380,830	$10,734
Portfolio turnover rateI	15%	45%H

 A For the period July 7, 2016 (commencement of operations) to February 28, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount represents less than .005%.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2018

1. Organization.

Fidelity Series Long-Term Treasury Bond Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds advised by Fidelity Management & Research Company (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective August 28, 2017, the Fund no longer offered Class F, and all outstanding shares of Class F were exchanged for shares of Series Long-Term Treasury Bond Index.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$55,040
Gross unrealized depreciation	(238,881,283)
Net unrealized appreciation (depreciation)	$(238,826,243)
Tax Cost	$4,633,478,814

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(1,441,731)
Net unrealized appreciation (depreciation) on securities and other investments	$(238,826,243)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(799,297)
Long-term	(642,434)
Total no expiration	$(1,441,731)
Total capital loss carryforward	$(1,441,731)

The tax character of distributions paid was as follows:

	February 28, 2018	February 28, 2017(a)
Ordinary Income	$61,251,718	$ 307,284
Total	$61,251,718	$ 307,284

 (a) For the period July 7, 2016 (commencement of operations) to February 28, 2017.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Effective June 1, 2017, under the management contract approved by the Board and shareholders, Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. In addition, the investment adviser pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Prior to June 1, 2017, the investment adviser and its affiliates provided the Fund with investment management related services for which the Fund paid a monthly management fee that was based on an annual rate of .05% of the Fund's average net assets. Under the management contract, the investment adviser paid all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees.

In addition, under the expense contract, the investment adviser paid class-level expenses for Series Long-Term Treasury Bond Index so that the total expenses did not exceed .19%, expressed as a percentage of class average net assets, with certain exceptions such as interest expense, including commitment fees.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective June 1, 2017, fees for these services are no longer charged to the classes. Prior to June 1, 2017, FIIOC received transfer agent fees at an annual rate of .17% of class-level average net assets for Series Long-Term Treasury Bond Index. FIIOC received no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Under the expense contract, Series Long-Term Treasury Bond Index paid a portion of the transfer agent fees at an annual rate of .14% of class-level average net assets.

For the period, transfer agent fees for each applicable class were as follows:

Amount
Series Long-Term Treasury Bond Index	$3,754

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,218 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Security Lending

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is maintained at the Fund's custodian and/or invested in cash equivalents. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income. Total security lending income during the period amounted to $10,876.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's custody expenses. During the period, these credits reduced the Fund's custody expenses by $181.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2018	Year ended February 28, 2017(a)
From net investment income
Series Long-Term Treasury Bond Index	$56,620,811	$147,727
Class F	4,630,907	159,557
Total	$61,251,718	$307,284

 (a) For the period July 7, 2016 (commencement of operations) to February 28, 2017.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares(a)	Dollars	Dollars(a)
	Year ended February 28, 2018	Year ended February 28, 2017	Year ended February 28, 2018	Year ended February 28, 2017
Series Long-Term Treasury Bond Index
Shares sold	538,137,484	1,295,418	$4,757,364,546	$12,945,010
Reinvestment of distributions	6,388,371	16,412	55,642,246	147,727
Shares redeemed	(21,448,694)	(62,573)	(188,688,022)	(610,925)
Net increase (decrease)	523,077,161	1,249,257	$4,624,318,770	$12,481,812
Class F
Shares sold	109,166,248	1,274,301	$960,553,376	$12,734,560
Reinvestment of distributions	311,902	17,722	2,729,772	159,557
Shares redeemed	(110,740,298)	(29,875)	(991,537,815)	(289,417)
Net increase (decrease)	(1,262,148)	1,262,148	$(28,254,667)	$12,604,700

 (a) For the period July 7, 2016 (commencement of operations) to February 28, 2017.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Series Long-Term Treasury Bond Index Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity® Series Long-Term Treasury Bond Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, and the statement of changes in net assets and the financial highlights for the year ended February 28, 2018 and for the period July 7, 2016 (commencement of operations) through February 28, 2017, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year ended February 28, 2018, and the changes in its net assets and the financial highlights for the year ended February 28, 2018 and for the period July 7, 2016 (commencement of operations) through February 28, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 11, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 237 funds. Mr. Chiel oversees 145 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust[s] or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers LLC (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2017

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as Chief Investment Officer of FMR's Bond Group (2017-present) and is an employee of Fidelity Investments (2001-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2017 to February 28, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During Period-B September 1, 2017 to February 28, 2018
Series Long-Term Treasury Bond Index	- %-C
Actual		$1,000.00	$941.60	$--D
Hypothetical-E		$1,000.00	$1,024.79	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C Amount represents less than .005%

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

A total of 99.90% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Long-Term Treasury Bond Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered that the Advisory Contracts currently in place had become effective on June 1, 2017 in connection with shareholders of certain other Fidelity funds that invest in the fund (referred to herein as Freedom Funds) voting to approve new management contracts for the Freedom Funds. The Board noted the Advisory Contracts implemented a new fee structure pursuant to which the fund does not pay a management fee to FMR. The Board also approved certain amendments to the sub-advisory agreements for the fund to ensure consistency in the sub-advisory fees paid under the new fee structure compared to the sub-advisory fees paid under the prior fee structure. The Board noted Fidelity's representation that the amendments will not result in any changes to the nature, extent, and quality of services provided to the fund.

In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that the fund does not pay FMR a management fee for investment advisory services. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, brokerage expenses, and extraordinary expenses (such as litigation expenses).

The Board further considered that, effective June 1, 2017, FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.014% through April 30, 2021.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.

Economies of Scale.  The Board concluded that because the Fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions, economies of scale cannot be realized by the fund.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) the terms of Fidelity's contractual and voluntary expense cap and waiver arrangements with the funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the approach to considering "fall-out" benefits; (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability; (xii) the funds' share class structures and distribution channels, including the impact of the Department of Labor's new fiduciary rule on the funds' distribution arrangements; and (xiii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

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Boston, MA 02210

www.fidelity.com

XS8-ANN-0418
1.9872674.101

Fidelity® SAI U.S. Treasury Bond Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

February 28, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Life of fundA
Fidelity® SAI US. Treasury Bond Index Fund	(0.59)%	(0.74)%

 A From March 1, 2016

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI U.S. Treasury Bond Index Fund on March 1, 2016, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Treasury Index performed over the same period.

Period Ending Values
$9,852	Fidelity® SAI US. Treasury Bond Index Fund
$9,875	Bloomberg Barclays U.S. Treasury Index

Management's Discussion of Fund Performance

Market Recap:  Returns for U.S. taxable investment-grade bonds rose slightly for the 12 months ending February 28, 2018, a period in which market interest rates rose overall and the U.S. economy exhibited broad strength. The Bloomberg Barclays U.S. Aggregate Bond Index returned 0.51%. Longer-term bond yields generally declined through September, as it became clear that changes to tax, health care and fiscal policies proposed by the Trump administration would take time to develop and implement. They then rose through January, driven by three policy rate hikes, plans by the Fed to gradually reduce its balance sheet, and tax reform passed by calendar year-end. Indications of robust employment and improved consumer sentiment reinforced the rate-tightening cycle. Although yield spreads over Treasuries narrowed for much of the period, they widened in mid-January and February amid concern about valuations for risk assets. Within the Bloomberg Barclays index, corporate bonds (+2.20%) led all major market segments, paced primarily by industrial and utility issues. Conversely, safe-haven U.S. Treasury securities returned -0.56%, with intermediate-term maturities hit particularly hard. Outside the index, riskier, non-core fixed-income segments gained, while Treasury Inflation-Protected Securities (TIPS) returned -0.18%, according to Bloomberg Barclays.

Comments from Co-Portfolio Managers Brandon Bettencourt and Jay Small:  For the fiscal reporting period, the fund returned -0.59%, roughly in line, net of fees, with the -0.56% return of the benchmark Bloomberg Barclays U.S. Treasury Index. In keeping with the fund’s investment objectives, our goal is to produce monthly returns, before expenses, that closely match those of the fund’s benchmark index using a method known as stratified sampling, which matches the index's risk factors, but does not always hold all bonds in the exact proportions of the index. Volatility returned to the Treasury market in early 2018, responding to growing optimism about U.S. economic growth following the passage of U.S. tax reform in December 2017, which also lifted inflation expectations. Forecasts of more Treasury supply to accommodate an expanding budget deficit, coupled with the central bank’s moves to shrink its balance sheet by cutting purchases of government debt, also weighed on Treasuries. Against this backdrop, the Treasury yield curve flattened for the full fiscal year, meaning short-term Treasury yields rose more than those on their longer-term counterparts.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Coupon Distribution as of February 28, 2018

% of fund's investments
0.01 - 0.99%	1.1
1 - 1.99%	50.3
2 - 2.99%	32.5
3 - 3.99%	9.6
4 - 4.99%	2.9
5 - 5.99%	0.8
6 - 6.99%	0.8
7 - 7.99%	0.6
8 - 8.99%	0.3

Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.

Asset Allocation (% of fund's net assets)

As of February 28, 2018
U.S. Treasury Obligations	99.5%
Short-Term Investments and Net Other Assets (Liabilities)	0.5%

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 99.5%
	Principal Amount	Value
U.S. Treasury Obligations - 99.5%
U.S. Treasury Bonds:
2.25% 8/15/46	$4,015,000	$3,349,231
2.5% 2/15/45	3,989,000	3,532,602
2.5% 2/15/46	211,000	186,166
2.5% 5/15/46	1,865,000	1,644,114
2.75% 8/15/42	2,303,000	2,163,651
2.75% 11/15/42	119,000	111,646
2.75% 8/15/47	1,613,000	1,494,293
2.75% 11/15/47	3,201,000	2,965,677
2.875% 5/15/43	5,018,000	4,808,263
2.875% 8/15/45	7,467,000	7,118,443
2.875% 11/15/46	9,314,000	8,860,306
3% 5/15/42	2,350,000	2,311,629
3% 11/15/44	14,885,000	14,550,669
3% 5/15/45	21,848,000	21,347,032
3% 11/15/45	3,918,000	3,825,560
3% 2/15/47	6,499,000	6,337,287
3% 5/15/47	10,941,000	10,664,056
3.125% 11/15/41	191,000	192,089
3.125% 2/15/42	363,000	364,985
3.125% 2/15/43	198,000	198,518
3.125% 8/15/44	5,016,000	5,019,331
3.375% 5/15/44	7,602,000	7,949,138
3.625% 8/15/43	7,933,000	8,644,181
3.625% 2/15/44	2,085,000	2,272,731
3.75% 8/15/41	8,847,000	9,829,155
3.75% 11/15/43	7,439,000	8,270,366
3.875% 8/15/40	84,000	94,963
4.25% 5/15/39	122,000	144,951
4.25% 11/15/40	578,000	689,017
4.375% 2/15/38	100,000	120,355
4.375% 11/15/39	60,000	72,574
4.375% 5/15/40	7,791,000	9,436,240
4.375% 5/15/41	361,000	438,559
4.5% 2/15/36	3,610,000	4,375,856
4.5% 5/15/38	6,665,000	8,160,980
4.5% 8/15/39	3,618,000	4,444,770
4.625% 2/15/40	999,000	1,249,023
4.75% 2/15/37	13,000	16,307
4.75% 2/15/41	2,211,000	2,819,975
5% 5/15/37	219,000	282,886
5.25% 11/15/28	244,000	296,841
5.25% 2/15/29	3,103,000	3,787,478
5.375% 2/15/31	817,000	1,033,377
5.5% 8/15/28	2,865,000	3,538,499
6% 2/15/26	3,771,000	4,628,903
6.125% 11/15/27	3,054,000	3,895,043
6.125% 8/15/29	244,000	320,574
6.25% 8/15/23	77,000	90,965
6.25% 5/15/30	63,000	84,543
6.5% 11/15/26	39,000	49,996
6.625% 2/15/27	50,000	65,016
6.75% 8/15/26	23,000	29,799
6.875% 8/15/25	8,000	10,198
7.125% 2/15/23	1,275,000	1,540,210
7.25% 8/15/22	38,000	45,478
7.5% 11/15/24	3,579,000	4,617,469
7.625% 11/15/22	50,000	61,137
7.625% 2/15/25	79,000	103,215
7.875% 2/15/21	246,000	284,428
8% 11/15/21	17,000	20,289
8.125% 8/15/19	154,000	167,301
8.125% 5/15/21	245,000	287,712
8.125% 8/15/21	96,000	113,944
8.5% 2/15/20	2,586,000	2,896,017
8.75% 5/15/20	38,000	43,326
8.75% 8/15/20	216,000	248,839
U.S. Treasury Notes:
0.75% 7/15/19	11,770,000	11,543,795
0.875% 6/15/19	512,000	503,700
0.875% 9/15/19	228,000	223,404
1% 9/30/19	377,000	370,005
1% 10/15/19	3,750,000	3,677,637
1% 11/15/19	4,806,000	4,707,627
1.125% 2/28/21	2,376,000	2,286,065
1.125% 6/30/21	381,000	364,421
1.125% 7/31/21	11,347,000	10,836,828
1.125% 8/31/21	9,563,000	9,117,723
1.125% 9/30/21	5,008,000	4,768,751
1.25% 3/31/19	16,283,000	16,132,255
1.25% 4/30/19	17,490,000	17,309,634
1.25% 5/31/19	4,931,000	4,876,682
1.25% 6/30/19	15,294,000	15,111,786
1.25% 8/31/19	14,171,000	13,972,827
1.25% 3/31/21	9,048,000	8,727,079
1.25% 10/31/21	9,937,000	9,492,552
1.25% 7/31/23	1,145,000	1,061,988
1.375% 7/31/19	2,674,000	2,644,126
1.375% 9/30/19	13,641,000	13,462,495
1.375% 12/15/19	2,795,000	2,752,857
1.375% 1/15/20	11,464,000	11,279,053
1.375% 2/15/20	742,000	729,218
1.375% 2/29/20	123,000	120,838
1.375% 3/31/20	12,399,000	12,165,550
1.375% 4/30/20	11,238,000	11,015,435
1.375% 8/31/20	12,963,000	12,655,129
1.375% 9/15/20	11,463,000	11,187,619
1.375% 9/30/20	977,000	952,880
1.375% 10/31/20	19,903,000	19,389,876
1.375% 1/31/21	13,561,000	13,159,997
1.375% 4/30/21	1,812,000	1,752,119
1.375% 5/31/21	8,696,000	8,397,415
1.375% 6/30/23	186,000	173,961
1.375% 8/31/23	1,103,000	1,028,634
1.375% 9/30/23	6,179,000	5,755,159
1.5% 10/31/19	12,663,000	12,513,616
1.5% 4/15/20	9,067,000	8,916,828
1.5% 5/15/20	7,013,000	6,890,546
1.5% 5/31/20	10,599,000	10,406,893
1.5% 6/15/20	18,748,000	18,402,334
1.5% 7/15/20	11,000,000	10,787,734
1.5% 8/15/20	11,224,000	10,999,520
1.5% 1/31/22	69,000	66,259
1.5% 2/28/23	4,873,000	4,609,173
1.5% 3/31/23	308,000	291,048
1.5% 8/15/26	6,566,000	5,892,985
1.625% 3/31/19	482,000	479,421
1.625% 4/30/19	27,000	26,843
1.625% 6/30/19	473,000	469,693
1.625% 7/31/19	7,825,000	7,764,173
1.625% 8/31/19	6,941,000	6,881,893
1.625% 12/31/19	334,000	330,243
1.625% 3/15/20	17,554,000	17,320,861
1.625% 7/31/20	96,000	94,384
1.625% 10/15/20	11,639,000	11,418,950
1.625% 11/30/20	13,489,000	13,213,951
1.625% 8/15/22	40,000	38,355
1.625% 8/31/22	15,416,000	14,766,842
1.625% 11/15/22	254,000	242,749
1.625% 4/30/23	204,000	193,712
1.625% 5/31/23	2,562,000	2,430,197
1.625% 10/31/23	144,000	135,833
1.625% 2/15/26	18,929,000	17,281,585
1.625% 5/15/26	6,924,000	6,300,840
1.75% 9/30/19	5,859,000	5,816,888
1.75% 10/31/20	357,000	351,143
1.75% 11/15/20	2,836,000	2,788,918
1.75% 12/31/20	4,084,000	4,010,935
1.75% 11/30/21	9,531,000	9,261,451
1.75% 2/28/22	660,000	639,452
1.75% 3/31/22	517,000	500,500
1.75% 4/30/22	2,435,000	2,354,626
1.75% 5/15/22	40,000	38,680
1.75% 5/31/22	19,748,000	19,073,791
1.75% 6/30/22	4,656,000	4,492,858
1.75% 9/30/22	385,000	370,412
1.75% 1/31/23	175,000	167,781
1.75% 5/15/23	287,000	274,085
1.875% 12/15/20	11,305,000	11,147,348
1.875% 11/30/21	482,000	470,722
1.875% 1/31/22	1,773,000	1,727,359
1.875% 2/28/22	5,216,000	5,077,450
1.875% 3/31/22	8,302,000	8,074,344
1.875% 4/30/22	1,875,000	1,821,680
1.875% 5/31/22	6,821,000	6,627,827
1.875% 7/31/22	6,261,000	6,067,300
1.875% 8/31/22	6,473,000	6,270,466
1.875% 9/30/22	6,978,000	6,750,942
1.875% 10/31/22	448,000	433,178
1.875% 8/31/24	320,000	303,063
2% 1/15/21	11,858,000	11,724,134
2% 2/28/21	48,000	47,404
2% 10/31/21	242,000	237,434
2% 11/15/21	147,000	144,255
2% 12/31/21	18,057,000	17,690,217
2% 2/15/22	210,000	205,661
2% 7/31/22	2,588,000	2,523,401
2% 10/31/22	12,029,000	11,692,094
2% 11/30/22	16,830,000	16,352,054
2% 2/15/23	8,751,000	8,486,419
2% 4/30/24	2,462,000	2,356,499
2% 5/31/24	15,708,000	15,021,389
2% 6/30/24	3,378,000	3,227,837
2% 2/15/25	10,083,000	9,567,428
2% 8/15/25	5,690,000	5,375,050
2% 11/15/26	6,049,000	5,641,638
2.125% 8/31/20	218,000	216,740
2.125% 1/31/21	433,000	429,397
2.125% 9/30/21	30,000	29,586
2.125% 12/31/21	275,000	270,735
2.125% 6/30/22	15,616,000	15,312,830
2.125% 12/31/22	14,893,000	14,542,200
2.125% 11/30/23	381,000	369,034
2.125% 2/29/24	3,213,000	3,102,679
2.125% 3/31/24	16,336,000	15,763,602
2.125% 7/31/24	15,218,000	14,640,786
2.125% 9/30/24	15,240,000	14,636,353
2.125% 11/30/24	16,351,000	15,679,715
2.125% 5/15/25	4,237,000	4,046,170
2.25% 2/15/21	4,874,000	4,851,344
2.25% 3/31/21	434,000	431,457
2.25% 12/31/23	3,593,000	3,500,368
2.25% 1/31/24	7,160,000	6,969,253
2.25% 11/15/24	1,775,000	1,715,718
2.25% 12/31/24	6,055,000	5,849,461
2.25% 11/15/25	4,838,000	4,642,212
2.25% 2/15/27	8,223,000	7,811,850
2.25% 8/15/27	3,817,000	3,616,160
2.25% 11/15/27	8,439,000	7,985,074
2.375% 1/31/23	12,947,000	12,783,645
2.375% 8/15/24	3,028,000	2,956,440
2.375% 5/15/27	19,381,000	18,589,104
2.5% 8/15/23	2,190,000	2,168,528
2.5% 5/15/24	7,959,000	7,843,346
2.5% 1/31/25	5,697,000	5,590,849
2.625% 11/15/20	380,000	382,390
2.625% 2/28/23	7,491,000	7,482,807
2.75% 11/15/23	566,000	567,105
2.75% 2/15/24	1,132,000	1,132,840
2.75% 2/15/28	901,000	891,884
3.125% 5/15/19	45,000	45,520
3.125% 5/15/21	357,000	364,112
3.375% 11/15/19	391,000	398,423
3.5% 5/15/20	408,000	418,312
3.625% 8/15/19	12,000	12,243
3.625% 2/15/20	492,000	504,608
3.625% 2/15/21	517,000	534,671
		1,075,778,417
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,102,177,589)		1,075,778,417
	Shares	Value

Money Market Funds - 1.1%
Fidelity Cash Central Fund, 1.41% (a)
(Cost $12,261,190)	12,258,739	12,261,191
TOTAL INVESTMENT IN SECURITIES - 100.6%
(Cost $1,114,438,779)		1,088,039,608
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(6,995,828)
NET ASSETS - 100%		$1,081,043,780

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$46,182
Total	$46,182

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
U.S. Government and Government Agency Obligations	$1,075,778,417	$--	$1,075,778,417	$--
Money Market Funds	12,261,191	12,261,191	--	--
Total Investments in Securities:	$1,088,039,608	$12,261,191	$1,075,778,417	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,102,177,589)	$1,075,778,417
Fidelity Central Funds (cost $12,261,190)	12,261,191
Total Investment in Securities (cost $1,114,438,779)		$1,088,039,608
Receivable for investments sold		11,633,418
Receivable for fund shares sold		1,584,548
Interest receivable		4,555,878
Distributions receivable from Fidelity Central Funds		11,319
Prepaid expenses		401
Receivable from investment adviser for expense reductions		152,976
Total assets		1,105,978,148
Liabilities
Payable for investments purchased	$24,303,576
Payable for fund shares redeemed	96,790
Distributions payable	307,116
Accrued management fee	44,601
Other affiliated payables	105,311
Other payables and accrued expenses	76,974
Total liabilities		24,934,368
Net Assets		$1,081,043,780
Net Assets consist of:
Paid in capital		$1,119,556,896
Undistributed net investment income		556,981
Accumulated undistributed net realized gain (loss) on investments		(12,670,926)
Net unrealized appreciation (depreciation) on investments		(26,399,171)
Net Assets, for 113,159,002 shares outstanding		$1,081,043,780
Net Asset Value, offering price and redemption price per share ($1,081,043,780 ÷ 113,159,002 shares)		$9.55

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Interest		$13,843,256
Income from Fidelity Central Funds		46,182
Total income		13,889,438
Expenses
Management fee	$280,181
Transfer agent fees	525,340
Accounting fees and expenses	145,161
Custodian fees and expenses	10,248
Independent trustees' fees and expenses	2,229
Registration fees	81,250
Audit	60,827
Legal	596
Miscellaneous	2,177
Total expenses before reductions	1,108,009
Expense reductions	(820,911)	287,098
Net investment income (loss)		13,602,340
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(13,032,917)
Total net realized gain (loss)		(13,032,917)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(26,133,558)
Fidelity Central Funds	(1)
Total change in net unrealized appreciation (depreciation)		(26,133,559)
Net gain (loss)		(39,166,476)
Net increase (decrease) in net assets resulting from operations		$(25,564,136)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,602,340	$485,424
Net realized gain (loss)	(13,032,917)	(26,312)
Change in net unrealized appreciation (depreciation)	(26,133,559)	(265,612)
Net increase (decrease) in net assets resulting from operations	(25,564,136)	193,500
Distributions to shareholders from net investment income	(12,551,455)	(455,840)
Distributions to shareholders from net realized gain	–	(135,222)
Total distributions	(12,551,455)	(591,062)
Share transactions
Proceeds from sales of shares	1,850,540,447	146,503,005
Reinvestment of distributions	10,680,954	591,062
Cost of shares redeemed	(772,797,110)	(115,961,425)
Net increase (decrease) in net assets resulting from share transactions	1,088,424,291	31,132,642
Total increase (decrease) in net assets	1,050,308,700	30,735,080
Net Assets
Beginning of period	30,735,080	–
End of period	$1,081,043,780	$30,735,080
Other Information
Undistributed net investment income end of period	$556,981	$–
Distributions in excess of net investment income end of period	$–	$(7,587)
Shares
Sold	189,246,399	15,000,270
Issued in reinvestment of distributions	1,098,110	59,825
Redeemed	(80,330,835)	(11,914,767)
Net increase (decrease)	110,013,674	3,145,328

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI U.S. Treasury Bond Index Fund

Years ended February 28,	2018	2017A
Selected Per–Share Data
Net asset value, beginning of period	$9.77	$10.00
Income from Investment Operations
Net investment income (loss)B	.192	.146
Net realized and unrealized gain (loss)	(.247)	(.234)
Total from investment operations	(.055)	(.088)
Distributions from net investment income	(.165)	(.133)
Distributions from net realized gain	–	(.009)
Total distributions	(.165)	(.142)
Net asset value, end of period	$9.55	$9.77
Total ReturnC	(.59)%	(.90)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.16%	.41%
Expenses net of fee waivers, if any	.04%	.10%
Expenses net of all reductions	.04%	.10%
Net investment income (loss)	1.95%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$1,081,044	$30,735
Portfolio turnover rateF	144%	511%

 A For the period March 1, 2016 (commencement of operations) to February 28, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2018

1. Organization.

Fidelity SAI U.S. Treasury Bond Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$19,650
Gross unrealized depreciation	(26,274,750)
Net unrealized appreciation (depreciation)	$(26,255,100)
Tax Cost	$1,114,294,708

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$(26,255,100)

The Fund intends to elect to defer to its next fiscal year $12,092,405 of capital losses recognized during the period November 1, 2017 to February 28, 2018.

The tax character of distributions paid was as follows:

	February 28, 2018	February 28, 2017
Ordinary Income	$12,551,455	$ 591,062

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .04% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives an asset-based fee of .075% of the Fund's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,234 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .03% of average net assets. This reimbursement will remain in place through April 30, 2019. The expense limitation prior to September 1, 2017 was .10%. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $820,870.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $41.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Core Income Fund was the owner of record of approximately 80% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI U.S. Treasury Bond Index Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity® SAI U.S. Treasury Bond Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of February 28, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period from March 1, 2016 (commencement of operations) to February 28, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended, and for the period from March 1, 2016 (commencement of operations) to February 28, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

April 11, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 237 funds. Mr. Chiel oversees 145 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust[s] or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers LLC (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2017

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as Chief Investment Officer of FMR's Bond Group (2017-present) and is an employee of Fidelity Investments (2001-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2017 to February 28, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During Period-B September 1, 2017 to February 28, 2018
Actual	.03%	$1,000.00	$971.40	$.15
Hypothetical-C		$1,000.00	$1,024.65	$.15

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 99.73% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI U.S. Treasury Bond Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. As the fund recently commenced operations, the Board did not believe that it was appropriate to assign significant weight to its limited investment performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity SAI U.S. Treasury Bond Index Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current total expense ratio of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked above the competitive median for the period. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that, although Lipper classifies the fund as institutional, FMR believes that the no-load group is a reasonable alternative classification due to the retail-like distribution and servicing of the fund. The Board further noted that, when compared to that group, the fund's total expense ratio is below median.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.03% (effective September 1, 2017) through April 30, 2019.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although above the median of the universe presented for comparison, the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity’s non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds’ advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity’s fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity’s compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) the terms of Fidelity’s contractual and voluntary expense cap and waiver arrangements with the funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity’s transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity’s long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the approach to considering “fall-out” benefits; (xi) the impact of money market reform on Fidelity’s money market funds, including with respect to costs and profitability; (xii) the funds’ share class structures and distribution channels, including the impact of the Department of Labor’s new fiduciary rule on the funds’ distribution arrangements; and (xiii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds’ fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund’s Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

UYB-ANN-0418
1.9872606.101

Fidelity® Short-Term Treasury Bond Index Fund
Institutional Class and Institutional Premium Class

Fidelity® Intermediate Treasury Bond Index Fund
Institutional Class and Institutional Premium Class

Fidelity® Long-Term Treasury Bond Index Fund
Institutional Class and Institutional Premium Class

Annual Report

February 28, 2018

Contents

Performance
Management's Discussion of Fund Performance
Fidelity® Short-Term Treasury Bond Index Fund
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Intermediate Treasury Bond Index Fund
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Long-Term Treasury Bond Index Fund
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity® Short-Term Treasury Bond Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Institutional Class	(0.35)%	0.46%	1.52%
Institutional Premium Class	(0.35)%	0.46%	1.52%

 The initial offering of Institutional Class shares took place on October 4, 2017. Returns prior to October 4, 2017 are those of Premium Class.

 The initial offering of Institutional Premium Class shares took place on October 4, 2017. Returns prior to October 4, 2017 are those of Premium Class.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Short-Term Treasury Bond Index Fund - Institutional Class on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. 1-5 Year Treasury Bond Index performed over the same period.

See above for additional information regarding the performance of Institutional Class.

Period Ending Values
$11,628	Fidelity® Short-Term Treasury Bond Index Fund - Institutional Class
$11,741	Bloomberg Barclays U.S. 1-5 Year Treasury Bond Index

Fidelity® Intermediate Treasury Bond Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Institutional Class	(1.21)%	0.77%	3.38%
Institutional Premium Class	(1.20)%	0.77%	3.38%

 The initial offering of Institutional Class shares took place on October 4, 2017. Returns prior to October 4, 2017 are those of Premium Class.

 The initial offering of Institutional Premium Class shares took place on October 4, 2017. Returns prior to October 4, 2017 are those of Premium Class.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Intermediate Treasury Bond Index Fund - Institutional Class on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. 5-10 Year Treasury Bond Index performed over the same period.

See above for additional information regarding the performance of Institutional Class.

Period Ending Values
$13,938	Fidelity® Intermediate Treasury Bond Index Fund - Institutional Class
$14,091	Bloomberg Barclays U.S. 5-10 Year Treasury Bond Index

Fidelity® Long-Term Treasury Bond Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Institutional Class	(0.18)%	2.53%	5.45%
Institutional Premium Class	(0.18)%	2.53%	5.45%

 The initial offering of Institutional Class shares took place on October 4, 2017. Returns prior to October 4, 2017 are those of Premium Class.

 The initial offering of Institutional Premium Class shares took place on October 4, 2017. Returns prior to October 4, 2017 are those of Premium Class.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Long-Term Treasury Bond Index Fund - Institutional Class on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Long Treasury Bond Index performed over the same period.

See above for additional information regarding the performance of Institutional Class.

Period Ending Values
$17,000	Fidelity® Long-Term Treasury Bond Index Fund - Institutional Class
$17,176	Bloomberg Barclays U.S. Long Treasury Bond Index

Management's Discussion of Fund Performance

Market Recap:  Returns for U.S. taxable investment-grade bonds rose slightly for the 12 months ending February 28, 2018, a period in which market interest rates rose overall and the U.S. economy exhibited broad strength. The Bloomberg Barclays U.S. Aggregate Bond Index returned 0.51%. Longer-term bond yields generally declined through September, as it became clear that changes to tax, health care and fiscal policies proposed by the Trump administration would take time to develop and implement. They then rose through January, driven by three policy rate hikes, plans by the Fed to gradually reduce its balance sheet, and tax reform passed by calendar year-end. Indications of robust employment and improved consumer sentiment reinforced the rate-tightening cycle. Although yield spreads over Treasuries narrowed for much of the period, they widened in mid-January and February amid concern about valuations for risk assets. Within the Bloomberg Barclays index, corporate bonds (+2.20%) led all major market segments, paced primarily by industrial and utility issues. Conversely, safe-haven U.S. Treasury securities returned -0.56%, with intermediate-term maturities hit particularly hard. Outside the index, riskier, non-core fixed-income segments gained, while Treasury Inflation-Protected Securities (TIPS) returned -0.18%, according to Bloomberg Barclays.

Comments from Co-Portfolio Managers Brandon Bettencourt and Jay Small:  For the 12 months, all share classes of the Fidelity Treasury Bond Index Funds posted modestly negative returns that were roughly in line, net of fees, with the returns of their respective Bloomberg Barclays benchmarks. (For specific portfolio results, please refer to the Performance sections of this report.) In keeping with the funds’ investment objectives, our goal is to produce monthly returns, before expenses, that closely match those of the funds’ respective benchmarks using a method known as stratified sampling. This method allows each fund to match the risk factors of its index without always matching index holdings in the same proportion. Volatility returned to the Treasury market in early 2018 amid growing optimism about U.S. economic growth following the passage of U.S. tax reform in December 2017, which also lifted inflation expectations. Forecasts of more bond supply to accommodate an expanding budget deficit, coupled with the central bank’s moves to shrink its balance sheet by cutting purchases of government debt, also weighed on Treasuries. Yields for short-term and intermediate-term Treasuries rose considerably more than longer-term Treasury yields for the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Short-Term Treasury Bond Index Fund

Investment Summary (Unaudited)

Coupon Distribution as of February 28, 2018

% of fund's investments
0.01 - 0.99%	3.5
1 - 1.99%	64.4
2 - 2.99%	25.1
3 - 3.99%	5.8
7 - 7.99%	0.2
8 - 8.99%	0.7

Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.

Asset Allocation (% of fund's net assets)

As of February 28, 2018
U.S. Treasury Obligations	99.7%
Short-Term Investments and Net Other Assets (Liabilities)	0.3%

Fidelity® Short-Term Treasury Bond Index Fund

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 99.7%
	Principal Amount	Value
U.S. Treasury Obligations - 99.7%
U.S. Treasury Bonds:
7.25% 8/15/22	$2,106,000	$2,520,454
7.875% 2/15/21	804,000	929,594
8% 11/15/21	3,503,000	4,180,748
8.125% 8/15/19	2,144,000	2,329,171
8.125% 5/15/21	599,000	703,427
8.125% 8/15/21	30,000	35,607
8.5% 2/15/20	1,062,000	1,189,316
8.75% 5/15/20	313,000	356,869
8.75% 8/15/20	2,043,000	2,353,600
U.S. Treasury Notes:
0.75% 7/15/19	8,322,000	8,162,062
0.75% 8/15/19	8,541,000	8,365,175
0.875% 4/15/19	8,029,000	7,917,347
0.875% 5/15/19	8,301,000	8,176,485
0.875% 6/15/19	8,834,000	8,690,793
0.875% 7/31/19	4,851,000	4,762,697
0.875% 9/15/19	8,291,000	8,123,885
1% 3/15/19	10,035,000	9,920,146
1% 6/30/19	3,904,000	3,844,372
1% 8/31/19	5,525,000	5,427,449
1% 9/30/19	6,826,000	6,699,346
1% 10/15/19	8,790,000	8,620,380
1% 11/15/19	8,498,000	8,324,057
1% 11/30/19	8,029,000	7,859,952
1.125% 5/31/19	4,196,000	4,143,222
1.125% 12/31/19	7,505,000	7,356,073
1.125% 3/31/20	6,056,000	5,912,170
1.125% 4/30/20	8,108,000	7,904,667
1.125% 2/28/21	11,891,000	11,440,907
1.125% 6/30/21	11,953,000	11,432,858
1.125% 7/31/21	14,388,000	13,741,102
1.125% 8/31/21	12,394,000	11,816,904
1.125% 9/30/21	11,925,000	11,355,302
1.25% 3/31/19	9,872,000	9,780,607
1.25% 4/30/19	14,499,000	14,349,479
1.25% 5/31/19	9,017,000	8,917,672
1.25% 6/30/19	8,958,000	8,851,274
1.25% 8/31/19	9,435,000	9,303,057
1.25% 10/31/19	5,260,000	5,176,374
1.25% 1/31/20	11,823,000	11,599,933
1.25% 2/29/20	7,692,000	7,537,559
1.25% 3/31/21	13,183,000	12,715,415
1.25% 10/31/21	13,066,000	12,481,603
1.375% 7/31/19	9,523,000	9,416,610
1.375% 9/30/19	9,059,000	8,940,454
1.375% 12/15/19	8,992,000	8,856,418
1.375% 1/15/20	8,861,000	8,718,047
1.375% 1/31/20	8,355,000	8,217,599
1.375% 2/15/20	8,259,000	8,116,726
1.375% 2/29/20	12,163,000	11,949,197
1.375% 3/31/20	12,665,000	12,426,542
1.375% 4/30/20	12,800,000	12,546,500
1.375% 5/31/20	8,975,000	8,787,086
1.375% 8/31/20	13,583,000	13,260,404
1.375% 9/15/20	9,682,000	9,449,405
1.375% 9/30/20	13,154,000	12,829,261
1.375% 10/31/20	13,092,000	12,754,472
1.375% 1/31/21	12,117,700	11,759,376
1.375% 4/30/21	12,673,000	12,254,197
1.375% 5/31/21	11,691,000	11,289,579
1.5% 3/31/19	4,633,000	4,602,596
1.5% 5/31/19	11,463,000	11,372,550
1.5% 10/31/19	22,365,000	22,101,163
1.5% 11/30/19	12,664,000	12,505,205
1.5% 4/15/20	7,968,000	7,836,030
1.5% 5/15/20	8,145,000	8,002,781
1.5% 5/31/20	12,412,000	12,187,033
1.5% 6/15/20	8,857,000	8,693,699
1.5% 7/15/20	8,596,000	8,430,124
1.5% 8/15/20	9,500,000	9,310,000
1.5% 1/31/22	10,339,000	9,928,267
1.5% 2/28/23	10,218,000	9,664,791
1.625% 3/31/19	12,105,000	12,040,219
1.625% 4/30/19	12,346,000	12,274,142
1.625% 6/30/19	11,760,000	11,677,772
1.625% 7/31/19	13,776,000	13,668,913
1.625% 8/31/19	13,804,000	13,686,450
1.625% 12/31/19	12,571,000	12,429,576
1.625% 3/15/20	8,771,000	8,654,510
1.625% 6/30/20	10,460,000	10,290,025
1.625% 7/31/20	12,656,000	12,442,924
1.625% 10/15/20	9,331,000	9,154,586
1.625% 11/30/20	12,327,000	12,075,645
1.625% 8/15/22	8,171,000	7,834,904
1.625% 8/31/22	12,611,000	12,079,959
1.625% 11/15/22	11,261,000	10,762,173
1.75% 9/30/19	12,395,000	12,305,911
1.75% 11/30/19	9,796,000	9,714,112
1.75% 10/31/20	10,401,000	10,230,359
1.75% 11/15/20	9,702,000	9,540,932
1.75% 12/31/20	12,478,800	12,255,547
1.75% 11/30/21	12,863,000	12,499,218
1.75% 2/28/22	9,953,000	9,643,135
1.75% 3/31/22	10,400,000	10,068,094
1.75% 4/30/22	10,280,000	9,940,680
1.75% 5/15/22	9,373,000	9,063,618
1.75% 5/31/22	12,322,000	11,901,319
1.75% 6/30/22	12,942,000	12,488,524
1.75% 9/30/22	11,033,000	10,614,953
1.75% 1/31/23	10,387,000	9,958,536
1.875% 12/31/19	10,502,000	10,432,260
1.875% 6/30/20	5,671,000	5,610,524
1.875% 12/15/20	9,608,000	9,474,013
1.875% 11/30/21	11,188,000	10,926,218
1.875% 1/31/22	11,709,000	11,407,585
1.875% 2/28/22	11,868,000	11,552,756
1.875% 3/31/22	12,561,000	12,216,554
1.875% 4/30/22	12,031,000	11,688,868
1.875% 5/31/22	9,884,000	9,604,082
1.875% 7/31/22	11,942,000	11,572,544
1.875% 8/31/22	10,725,000	10,389,425
1.875% 9/30/22	12,723,000	12,309,006
1.875% 10/31/22	10,969,000	10,606,080
2% 1/31/20	9,482,000	9,437,923
2% 7/31/20	9,051,000	8,977,107
2% 9/30/20	7,154,000	7,086,931
2% 11/30/20	8,253,000	8,166,279
2% 1/15/21	8,625,000	8,527,632
2% 2/28/21	10,140,000	10,014,042
2% 5/31/21	9,495,000	9,354,800
2% 8/31/21	10,283,000	10,104,654
2% 10/31/21	10,347,000	10,151,781
2% 11/15/21	14,721,000	14,446,131
2% 12/31/21	11,423,000	11,190,970
2% 2/15/22	11,178,000	10,947,017
2% 7/31/22	10,059,000	9,807,918
2% 10/31/22	12,851,000	12,491,072
2% 11/30/22	22,760,000	22,113,652
2% 2/15/23	18,148,000	17,599,306
2.125% 8/31/20	9,215,000	9,161,726
2.125% 1/31/21	8,359,000	8,289,451
2.125% 6/30/21	9,518,000	9,408,320
2.125% 8/15/21	13,989,000	13,810,859
2.125% 9/30/21	10,087,000	9,947,910
2.125% 12/31/21	10,428,000	10,266,285
2.125% 6/30/22	11,165,000	10,948,242
2.125% 12/31/22	23,161,000	22,615,449
2.25% 2/29/20	7,130,000	7,128,610
2.25% 2/15/21	7,994,000	7,956,840
2.25% 3/31/21	9,164,000	9,110,305
2.25% 4/30/21	10,147,000	10,082,392
2.25% 7/31/21	9,674,000	9,592,376
2.375% 12/31/20	8,628,000	8,621,259
2.375% 1/31/23	12,300,000	12,144,809
2.625% 8/15/20	12,028,000	12,103,645
2.625% 11/15/20	20,170,000	20,296,850
2.625% 2/28/23	12,805,000	12,790,995
3.125% 5/15/19	10,243,000	10,361,435
3.125% 5/15/21	11,041,000	11,260,957
3.375% 11/15/19	13,245,000	13,496,448
3.5% 5/15/20	10,790,000	11,062,700
3.625% 8/15/19	9,082,000	9,265,769
3.625% 2/15/20	16,512,000	16,935,120
3.625% 2/15/21	16,459,000	17,021,564
		1,532,699,404
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,565,491,395)		1,532,699,404
	Shares	Value

Money Market Funds - 0.1%
Fidelity Cash Central Fund, 1.41% (a)
(Cost $1,796,276)	1,795,917	1,796,276
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $1,567,287,671)		1,534,495,680
NET OTHER ASSETS (LIABILITIES) - 0.2%		3,791,246
NET ASSETS - 100%		$1,538,286,926

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$16,575
Total	$16,575

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
U.S. Government and Government Agency Obligations	$1,532,699,404	$--	$1,532,699,404	$--
Money Market Funds	1,796,276	1,796,276	--	--
Total Investments in Securities:	$1,534,495,680	$1,796,276	$1,532,699,404	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Short-Term Treasury Bond Index Fund

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,565,491,395)	$1,532,699,404
Fidelity Central Funds (cost $1,796,276)	1,796,276
Total Investment in Securities (cost $1,567,287,671)		$1,534,495,680
Receivable for investments sold		50,991,711
Receivable for fund shares sold		3,741,151
Interest receivable		5,548,264
Distributions receivable from Fidelity Central Funds		1,732
Total assets		1,594,778,538
Liabilities
Payable for investments purchased	$55,142,624
Payable for fund shares redeemed	1,008,002
Distributions payable	251,764
Accrued management fee	38,390
Other affiliated payables	50,832
Total liabilities		56,491,612
Net Assets		$1,538,286,926
Net Assets consist of:
Paid in capital		$1,573,659,464
Undistributed net investment income		1,424,805
Accumulated undistributed net realized gain (loss) on investments		(4,005,352)
Net unrealized appreciation (depreciation) on investments		(32,791,991)
Net Assets		$1,538,286,926
Investor Class:
Net Asset Value, offering price and redemption price per share ($163,754,743 ÷ 16,025,739 shares)		$10.22
Premium Class:
Net Asset Value, offering price and redemption price per share ($1,304,971,344 ÷ 127,712,555 shares)		$10.22
Institutional Class:
Net Asset Value, offering price and redemption price per share ($69,078,050 ÷ 6,758,365 shares)		$10.22
Institutional Premium Class:
Net Asset Value, offering price and redemption price per share ($482,789 ÷ 47,234 shares)		$10.22

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Interest		$21,532,167
Income from Fidelity Central Funds		16,575
Total income		21,548,742
Expenses
Management fee	$574,068
Transfer agent fees	667,398
Independent trustees' fees and expenses	5,623
Miscellaneous	4,552
Total expenses before reductions	1,251,641
Expense reductions	(132)	1,251,509
Net investment income (loss)		20,297,233
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,141,214)
Fidelity Central Funds	2
Total net realized gain (loss)		(3,141,212)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(24,593,917)
Fidelity Central Funds	(2)
Total change in net unrealized appreciation (depreciation)		(24,593,919)
Net gain (loss)		(27,735,131)
Net increase (decrease) in net assets resulting from operations		$(7,437,898)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$20,297,233	$14,102,887
Net realized gain (loss)	(3,141,212)	(1,163,973)
Change in net unrealized appreciation (depreciation)	(24,593,919)	(16,913,722)
Net increase (decrease) in net assets resulting from operations	(7,437,898)	(3,974,808)
Distributions to shareholders from net investment income	(19,383,387)	(13,406,600)
Distributions to shareholders from net realized gain	–	(678,976)
Total distributions	(19,383,387)	(14,085,576)
Share transactions - net increase (decrease)	160,444,085	225,389,460
Total increase (decrease) in net assets	133,622,800	207,329,076
Net Assets
Beginning of period	1,404,664,126	1,197,335,050
End of period	$1,538,286,926	$1,404,664,126
Other Information
Undistributed net investment income end of period	$1,424,805	$1,177,202

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Short-Term Treasury Bond Index Fund Investor Class

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$10.39	$10.52	$10.46	$10.48	$10.59
Income from Investment Operations
Net investment income (loss)B	.130	.105	.094	.084	.081
Net realized and unrealized gain (loss)	(.176)	(.131)	.071	.004	(.071)
Total from investment operations	(.046)	(.026)	.165	.088	.010
Distributions from net investment income	(.124)	(.099)	(.087)	(.076)	(.082)
Distributions from net realized gain	–	(.005)	(.018)	(.032)	(.038)
Total distributions	(.124)	(.104)	(.105)	(.108)	(.120)
Net asset value, end of period	$10.22	$10.39	$10.52	$10.46	$10.48
Total ReturnC	(.46)%	(.25)%	1.59%	.85%	.10%
Ratios to Average Net AssetsD,E
Expenses before reductions	.17%	.19%	.20%	.20%	.20%
Expenses net of fee waivers, if any	.17%	.19%	.20%	.20%	.20%
Expenses net of all reductions	.17%	.19%	.20%	.20%	.20%
Net investment income (loss)	1.25%	1.00%	.89%	.80%	.77%
Supplemental Data
Net assets, end of period (000 omitted)	$163,755	$148,221	$52,373	$32,619	$28,114
Portfolio turnover rateF	41%	51%	41%	40%	47%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short-Term Treasury Bond Index Fund Premium Class

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$10.39	$10.52	$10.46	$10.48	$10.59
Income from Investment Operations
Net investment income (loss)B	.140	.115	.104	.094	.091
Net realized and unrealized gain (loss)	(.176)	(.131)	.072	.005	(.071)
Total from investment operations	(.036)	(.016)	.176	.099	.020
Distributions from net investment income	(.134)	(.109)	(.098)	(.087)	(.092)
Distributions from net realized gain	–	(.005)	(.018)	(.032)	(.038)
Total distributions	(.134)	(.114)	(.116)	(.119)	(.130)
Net asset value, end of period	$10.22	$10.39	$10.52	$10.46	$10.48
Total ReturnC	(.36)%	(.15)%	1.69%	.95%	.20%
Ratios to Average Net AssetsD,E
Expenses before reductions	.07%	.09%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.07%	.09%	.10%	.10%	.10%
Expenses net of all reductions	.07%	.09%	.10%	.10%	.10%
Net investment income (loss)	1.35%	1.10%	.99%	.90%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$1,304,971	$1,256,444	$1,144,962	$806,810	$734,225
Portfolio turnover rateF	41%	51%	41%	40%	47%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short-Term Treasury Bond Index Fund Institutional Class

Years ended February 28,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.40
Income from Investment Operations
Net investment income (loss)B	.062
Net realized and unrealized gain (loss)	(.184)
Total from investment operations	(.122)
Distributions from net investment income	(.058)
Distributions from net realized gain	–
Total distributions	(.058)
Net asset value, end of period	$10.22
Total ReturnC,D	(1.18)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.04%G
Expenses net of fee waivers, if any	.04%G
Expenses net of all reductions	.04%G
Net investment income (loss)	1.49%G
Supplemental Data
Net assets, end of period (000 omitted)	$69,078
Portfolio turnover rateH	41%

 A For the period October 4, 2017 (commencement of sale of shares) to February 28, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short-Term Treasury Bond Index Fund Institutional Premium Class

Years ended February 28,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.40
Income from Investment Operations
Net investment income (loss)B	.061
Net realized and unrealized gain (loss)	(.182)
Total from investment operations	(.121)
Distributions from net investment income	(.059)
Distributions from net realized gain	–
Total distributions	(.059)
Net asset value, end of period	$10.22
Total ReturnC,D	(1.17)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.03%G
Expenses net of fee waivers, if any	.03%G
Expenses net of all reductions	.03%G
Net investment income (loss)	1.49%G
Supplemental Data
Net assets, end of period (000 omitted)	$483
Portfolio turnover rateH	41%

 A For the period October 4, 2017 (commencement of sale of shares) to February 28, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Intermediate Treasury Bond Index Fund

Investment Summary (Unaudited)

Coupon Distribution as of February 28, 2018

% of fund's investments
1 - 1.99%	24.8
2 - 2.99%	71.5
6 - 6.99%	2.8
7 - 7.99%	0.5

Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.

Asset Allocation (% of fund's net assets)

As of February 28, 2018
U.S. Treasury Obligations	99.6%
Short-Term Investments and Net Other Assets (Liabilities)	0.4%

Fidelity® Intermediate Treasury Bond Index Fund

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 99.6%
	Principal Amount	Value
U.S. Treasury Obligations - 99.6%
U.S. Treasury Bonds:
6% 2/15/26	$6,687,000	$8,208,293
6.125% 11/15/27	8,882,000	11,328,019
6.25% 8/15/23	5,557,000	6,564,857
6.375% 8/15/27	3,487,000	4,504,359
6.5% 11/15/26	4,300,000	5,512,398
6.625% 2/15/27	3,006,000	3,908,739
6.75% 8/15/26	3,230,000	4,184,869
6.875% 8/15/25	3,015,000	3,843,418
7.5% 11/15/24	3,105,000	4,005,935
7.625% 2/15/25	3,128,000	4,086,805
U.S. Treasury Notes:
1.25% 7/31/23	26,915,000	24,963,663
1.375% 6/30/23	27,587,000	25,801,388
1.375% 8/31/23	24,759,000	23,089,702
1.375% 9/30/23	24,753,000	23,055,099
1.5% 3/31/23	25,227,000	23,838,530
1.5% 8/15/26	56,326,000	50,552,585
1.625% 4/30/23	28,697,000	27,249,819
1.625% 5/31/23	25,513,000	24,200,476
1.625% 10/31/23	24,399,000	23,015,119
1.625% 2/15/26	60,232,000	54,989,934
1.625% 5/15/26	57,239,000	52,087,490
1.75% 5/15/23	45,526,000	43,477,330
1.875% 8/31/24	24,997,000	23,673,917
2% 4/30/24	24,565,000	23,512,351
2% 5/31/24	25,039,000	23,944,522
2% 6/30/24	25,555,000	24,419,001
2% 2/15/25	63,183,000	59,952,274
2% 8/15/25	61,517,000	58,111,938
2% 11/15/26	56,370,000	52,573,833
2.125% 11/30/23	24,368,000	23,602,693
2.125% 2/29/24	26,834,000	25,912,629
2.125% 3/31/24	28,606,000	27,603,673
2.125% 7/31/24	25,741,000	24,764,652
2.125% 9/30/24	24,151,000	23,194,394
2.125% 11/30/24	24,455,000	23,451,008
2.125% 5/15/25	58,698,000	56,054,297
2.25% 12/31/23	24,871,000	24,229,795
2.25% 1/31/24	24,168,000	23,524,150
2.25% 10/31/24	24,593,000	23,786,042
2.25% 11/15/24	58,884,000	56,917,366
2.25% 12/31/24	24,895,000	24,049,932
2.25% 11/15/25	59,468,200	57,061,596
2.25% 2/15/27	60,042,000	57,039,900
2.25% 8/15/27	57,135,000	54,128,717
2.25% 11/15/27	55,975,000	52,964,157
2.375% 8/15/24	58,699,000	57,311,778
2.375% 5/15/27	56,083,000	53,791,483
2.5% 8/15/23	38,417,000	38,040,333
2.5% 5/15/24	57,247,000	56,415,130
2.5% 1/31/25	26,054,000	25,568,541
2.75% 11/15/23	54,126,000	54,231,715
2.75% 2/15/24	48,430,000	48,465,944
2.75% 2/28/25	29,323,000	29,229,075
2.75% 2/15/28	23,991,000	23,748,278
		1,683,743,941
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,748,103,285)		1,683,743,941
	Shares	Value

Money Market Funds - 0.5%
Fidelity Cash Central Fund, 1.41% (a)
(Cost $9,069,382)	9,067,569	9,069,383
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $1,757,172,667)		1,692,813,324
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(2,066,274)
NET ASSETS - 100%		$1,690,747,050

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$21,459
Total	$21,459

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
U.S. Government and Government Agency Obligations	$1,683,743,941	$--	$1,683,743,941	$--
Money Market Funds	9,069,383	9,069,383	--	--
Total Investments in Securities:	$1,692,813,324	$9,069,383	$1,683,743,941	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Intermediate Treasury Bond Index Fund

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,748,103,285)	$1,683,743,941
Fidelity Central Funds (cost $9,069,382)	9,069,383
Total Investment in Securities (cost $1,757,172,667)		$1,692,813,324
Receivable for investments sold		70,967,508
Receivable for fund shares sold		1,467,870
Interest receivable		6,750,667
Distributions receivable from Fidelity Central Funds		4,402
Total assets		1,772,003,771
Liabilities
Payable for investments purchased	$79,542,563
Payable for fund shares redeemed	1,267,997
Distributions payable	362,565
Accrued management fee	42,001
Other affiliated payables	41,595
Total liabilities		81,256,721
Net Assets		$1,690,747,050
Net Assets consist of:
Paid in capital		$1,763,759,225
Undistributed net investment income		2,761,837
Accumulated undistributed net realized gain (loss) on investments		(11,414,669)
Net unrealized appreciation (depreciation) on investments		(64,359,343)
Net Assets		$1,690,747,050
Investor Class:
Net Asset Value, offering price and redemption price per share ($50,425,603 ÷ 4,864,657 shares)		$10.37
Premium Class:
Net Asset Value, offering price and redemption price per share ($1,413,808,685 ÷ 136,393,713 shares)		$10.37
Institutional Class:
Net Asset Value, offering price and redemption price per share ($128,514,462 ÷ 12,393,478 shares)		$10.37
Institutional Premium Class:
Net Asset Value, offering price and redemption price per share ($97,998,300 ÷ 9,450,575 shares)		$10.37

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Interest		$33,393,712
Income from Fidelity Central Funds		21,459
Total income		33,415,171
Expenses
Management fee	$607,201
Transfer agent fees	577,149
Independent trustees' fees and expenses	5,948
Miscellaneous	4,801
Total expenses before reductions	1,195,099
Expense reductions	(416)	1,194,683
Net investment income (loss)		32,220,488
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(8,508,997)
Fidelity Central Funds	1
Total net realized gain (loss)		(8,508,996)
Change in net unrealized appreciation (depreciation) on investment securities		(47,260,547)
Net gain (loss)		(55,769,543)
Net increase (decrease) in net assets resulting from operations		$(23,549,055)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$32,220,488	$28,067,188
Net realized gain (loss)	(8,508,996)	8,418,502
Change in net unrealized appreciation (depreciation)	(47,260,547)	(68,488,758)
Net increase (decrease) in net assets resulting from operations	(23,549,055)	(32,003,068)
Distributions to shareholders from net investment income	(30,612,509)	(27,831,931)
Distributions to shareholders from net realized gain	–	(18,305,958)
Total distributions	(30,612,509)	(46,137,889)
Share transactions - net increase (decrease)	242,085,424	83,291,668
Total increase (decrease) in net assets	187,923,860	5,150,711
Net Assets
Beginning of period	1,502,823,190	1,497,672,479
End of period	$1,690,747,050	$1,502,823,190
Other Information
Undistributed net investment income end of period	$2,761,837	$1,817,144

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Intermediate Treasury Bond Index Fund Investor Class

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$10.70	$11.26	$11.09	$10.80	$11.34
Income from Investment Operations
Net investment income (loss)B	.205	.196	.212	.227	.206
Net realized and unrealized gain (loss)	(.341)	(.427)	.250	.305	(.461)
Total from investment operations	(.136)	(.231)	.462	.532	(.255)
Distributions from net investment income	(.194)	(.193)	(.208)	(.213)	(.201)
Distributions from net realized gain	–	(.136)	(.084)	(.029)	(.084)
Total distributions	(.194)	(.329)	(.292)	(.242)	(.285)
Net asset value, end of period	$10.37	$10.70	$11.26	$11.09	$10.80
Total ReturnC	(1.31)%	(2.09)%	4.25%	4.98%	(2.26)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.17%	.19%	.20%	.20%	.20%
Expenses net of fee waivers, if any	.17%	.19%	.20%	.20%	.20%
Expenses net of all reductions	.17%	.19%	.20%	.20%	.20%
Net investment income (loss)	1.91%	1.76%	1.93%	2.08%	1.89%
Supplemental Data
Net assets, end of period (000 omitted)	$50,426	$52,544	$145,403	$148,250	$106,544
Portfolio turnover rateF	43%	52%	48%	53%	46%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Intermediate Treasury Bond Index Fund Premium Class

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$10.70	$11.26	$11.09	$10.80	$11.34
Income from Investment Operations
Net investment income (loss)B	.216	.205	.223	.238	.217
Net realized and unrealized gain (loss)	(.341)	(.425)	.250	.305	(.461)
Total from investment operations	(.125)	(.220)	.473	.543	(.244)
Distributions from net investment income	(.205)	(.204)	(.219)	(.224)	(.212)
Distributions from net realized gain	–	(.136)	(.084)	(.029)	(.084)
Total distributions	(.205)	(.340)	(.303)	(.253)	(.296)
Net asset value, end of period	$10.37	$10.70	$11.26	$11.09	$10.80
Total ReturnC	(1.21)%	(1.99)%	4.35%	5.09%	(2.16)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.07%	.09%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.07%	.09%	.10%	.10%	.10%
Expenses net of all reductions	.07%	.09%	.10%	.10%	.10%
Net investment income (loss)	2.01%	1.86%	2.03%	2.18%	1.99%
Supplemental Data
Net assets, end of period (000 omitted)	$1,413,809	$1,450,279	$1,352,270	$1,046,182	$932,430
Portfolio turnover rateF	43%	52%	48%	53%	46%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Intermediate Treasury Bond Index Fund Institutional Class

Years ended February 28,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.77
Income from Investment Operations
Net investment income (loss)B	.090
Net realized and unrealized gain (loss)	(.405)
Total from investment operations	(.315)
Distributions from net investment income	(.085)
Distributions from net realized gain	–
Total distributions	(.085)
Net asset value, end of period	$10.37
Total ReturnC,D	(2.94)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.04%G
Expenses net of fee waivers, if any	.04%G
Expenses net of all reductions	.04%G
Net investment income (loss)	2.14%G
Supplemental Data
Net assets, end of period (000 omitted)	$128,514
Portfolio turnover rateH	43%

 A For the period October 4, 2017 (commencement of sale of shares) to February 28, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Intermediate Treasury Bond Index Fund Institutional Premium Class

Years ended February 28,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.77
Income from Investment Operations
Net investment income (loss)B	.091
Net realized and unrealized gain (loss)	(.405)
Total from investment operations	(.314)
Distributions from net investment income	(.086)
Distributions from net realized gain	–
Total distributions	(.086)
Net asset value, end of period	$10.37
Total ReturnC,D	(2.94)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.03%G
Expenses net of fee waivers, if any	.03%G
Expenses net of all reductions	.03%G
Net investment income (loss)	2.12%G
Supplemental Data
Net assets, end of period (000 omitted)	$97,998
Portfolio turnover rateH	43%

 A For the period October 4, 2017 (commencement of sale of shares) to February 28, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Long-Term Treasury Bond Index Fund

Investment Summary (Unaudited)

Coupon Distribution as of February 28, 2018

% of fund's investments
2 - 2.99%	30.5
3 - 3.99%	47.4
4 - 4.99%	15.9
5 - 5.99%	4.5
6 - 6.99%	1.2

Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.

Asset Allocation (% of fund's net assets)

As of February 28, 2018
U.S. Treasury Obligations	99.5%
Short-Term Investments and Net Other Assets (Liabilities)	0.5%

Fidelity® Long-Term Treasury Bond Index Fund

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 99.5%
	Principal Amount	Value
U.S. Treasury Obligations - 99.5%
U.S. Treasury Bonds:
2.25% 8/15/46	$45,859,000	$38,254,646
2.5% 2/15/45	65,615,000	58,107,721
2.5% 2/15/46	61,159,000	53,960,873
2.5% 5/15/46	45,577,000	40,178,974
2.75% 8/15/42	27,826,000	26,142,310
2.75% 11/15/42	33,629,000	31,550,833
2.75% 8/15/47	50,300,000	46,598,234
2.75% 11/15/47	47,469,000	43,979,287
2.875% 5/15/43	64,882,000	62,170,135
2.875% 8/15/45	65,359,500	62,308,539
2.875% 11/15/46	60,915,000	57,947,773
3% 5/15/42	18,461,000	18,159,567
3% 11/15/44	63,872,000	62,437,375
3% 5/15/45	63,944,000	62,477,784
3% 11/15/45	60,487,000	59,059,885
3% 2/15/47	60,788,000	59,275,424
3% 5/15/47	60,248,000	58,722,973
3% 2/15/48	15,355,000	14,976,523
3.125% 11/15/41	17,196,000	17,294,071
3.125% 2/15/42	20,938,000	21,052,505
3.125% 2/15/43	34,576,000	34,666,492
3.125% 8/15/44	63,007,300	63,049,141
3.375% 5/15/44	65,270,300	68,250,807
3.5% 2/15/39	25,646,000	27,478,286
3.625% 8/15/43	54,087,000	58,935,815
3.625% 2/15/44	64,852,000	70,691,212
3.75% 8/15/41	19,254,000	21,391,495
3.75% 11/15/43	59,451,000	66,095,114
3.875% 8/15/40	19,397,000	21,928,460
4.25% 5/15/39	13,268,000	15,764,043
4.25% 11/15/40	20,614,000	24,573,337
4.375% 2/15/38	16,479,000	19,833,378
4.375% 11/15/39	15,348,000	18,564,485
4.375% 5/15/40	22,028,000	26,679,694
4.375% 5/15/41	17,326,000	21,048,383
4.5% 2/15/36	17,526,000	21,244,114
4.5% 5/15/38	17,674,000	21,640,984
4.5% 8/15/39	14,635,000	17,979,326
4.625% 2/15/40	38,023,000	47,539,147
4.75% 2/15/37	5,857,000	7,347,103
4.75% 2/15/41	22,580,000	28,799,202
5% 5/15/37	7,939,000	10,254,955
5.25% 11/15/28	9,741,000	11,850,535
5.25% 2/15/29	7,167,000	8,747,939
5.375% 2/15/31	23,655,000	29,919,879
5.5% 8/15/28	12,857,000	15,879,399
6.125% 8/15/29	5,694,900	7,482,120
6.25% 5/15/30	9,335,000	12,527,132
		1,694,817,409
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,714,656,999)		1,694,817,409
	Shares	Value

Money Market Funds - 0.8%
Fidelity Cash Central Fund, 1.41% (a)
(Cost $13,682,267)	13,679,531	13,682,267
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $1,728,339,266)		1,708,499,676
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(5,766,039)
NET ASSETS - 100%		$1,702,733,637

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$26,483
Total	$26,483

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
U.S. Government and Government Agency Obligations	$1,694,817,409	$--	$1,694,817,409	$--
Money Market Funds	13,682,267	13,682,267	--	--
Total Investments in Securities:	$1,708,499,676	$13,682,267	$1,694,817,409	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Long-Term Treasury Bond Index Fund

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,714,656,999)	$1,694,817,409
Fidelity Central Funds (cost $13,682,267)	13,682,267
Total Investment in Securities (cost $1,728,339,266)		$1,708,499,676
Receivable for investments sold		19,180,187
Receivable for fund shares sold		1,022,852
Interest receivable		8,833,549
Distributions receivable from Fidelity Central Funds		7,731
Total assets		1,737,543,995
Liabilities
Payable for investments purchased	$31,722,093
Payable for fund shares redeemed	2,575,142
Distributions payable	440,607
Accrued management fee	39,694
Other affiliated payables	32,822
Total liabilities		34,810,358
Net Assets		$1,702,733,637
Net Assets consist of:
Paid in capital		$1,805,565,839
Undistributed net investment income		955,094
Accumulated undistributed net realized gain (loss) on investments		(83,947,706)
Net unrealized appreciation (depreciation) on investments		(19,839,590)
Net Assets		$1,702,733,637
Investor Class:
Net Asset Value, offering price and redemption price per share ($45,588,195 ÷ 3,670,772 shares)		$12.42
Premium Class:
Net Asset Value, offering price and redemption price per share ($996,655,497 ÷ 80,231,717 shares)		$12.42
Institutional Class:
Net Asset Value, offering price and redemption price per share ($345,821,108 ÷ 27,840,065 shares)		$12.42
Institutional Premium Class:
Net Asset Value, offering price and redemption price per share ($314,668,837 ÷ 25,329,461 shares)		$12.42

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Interest		$36,249,016
Income from Fidelity Central Funds		26,483
Total income		36,275,499
Expenses
Management fee	$461,392
Transfer agent fees	430,729
Independent trustees' fees and expenses	4,476
Miscellaneous	3,500
Total expenses before reductions	900,097
Expense reductions	(2,348)	897,749
Net investment income (loss)		35,377,750
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,244,564)
Total net realized gain (loss)		(3,244,564)
Change in net unrealized appreciation (depreciation) on investment securities		(49,340,413)
Net gain (loss)		(52,584,977)
Net increase (decrease) in net assets resulting from operations		$(17,207,227)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$35,377,750	$35,363,638
Net realized gain (loss)	(3,244,564)	(14,460,295)
Change in net unrealized appreciation (depreciation)	(49,340,413)	(86,840,235)
Net increase (decrease) in net assets resulting from operations	(17,207,227)	(65,936,892)
Distributions to shareholders from net investment income	(34,963,027)	(34,902,663)
Share transactions - net increase (decrease)	685,056,903	(160,001,205)
Total increase (decrease) in net assets	632,886,649	(260,840,760)
Net Assets
Beginning of period	1,069,846,988	1,330,687,748
End of period	$1,702,733,637	$1,069,846,988
Other Information
Undistributed net investment income end of period	$955,094	$625,543

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Long-Term Treasury Bond Index Fund Investor Class

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.80	$13.77	$13.62	$11.66	$12.69
Income from Investment Operations
Net investment income (loss)B	.359	.351	.344	.385	.399
Net realized and unrealized gain (loss)	(.384)	(.976)	.149	1.953	(1.044)
Total from investment operations	(.025)	(.625)	.493	2.338	(.645)
Distributions from net investment income	(.355)	(.345)	(.343)	(.378)	(.385)
Net asset value, end of period	$12.42	$12.80	$13.77	$13.62	$11.66
Total ReturnC	(.28)%	(4.66)%	3.78%	20.37%	(5.06)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.17%	.20%	.20%	.20%	.20%
Expenses net of fee waivers, if any	.17%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.17%	.20%	.20%	.20%	.20%
Net investment income (loss)	2.77%	2.54%	2.63%	2.91%	3.30%
Supplemental Data
Net assets, end of period (000 omitted)	$45,588	$41,695	$459,362	$321,709	$13,954
Portfolio turnover rateF	24%	40%	71%	35%	51%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Long-Term Treasury Bond Index Fund Premium Class

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.80	$13.77	$13.62	$11.66	$12.69
Income from Investment Operations
Net investment income (loss)B	.373	.362	.356	.383	.402
Net realized and unrealized gain (loss)	(.385)	(.974)	.150	1.968	(1.035)
Total from investment operations	(.012)	(.612)	.506	2.351	(.633)
Distributions from net investment income	(.368)	(.358)	(.356)	(.391)	(.397)
Net asset value, end of period	$12.42	$12.80	$13.77	$13.62	$11.66
Total ReturnC	(.18)%	(4.57)%	3.89%	20.48%	(4.96)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.07%	.09%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.07%	.09%	.10%	.10%	.10%
Expenses net of all reductions	.07%	.09%	.10%	.10%	.10%
Net investment income (loss)	2.87%	2.65%	2.73%	3.01%	3.40%
Supplemental Data
Net assets, end of period (000 omitted)	$996,655	$1,028,152	$871,326	$1,064,090	$300,319
Portfolio turnover rateF	24%	40%	71%	35%	51%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Long-Term Treasury Bond Index Fund Institutional Class

Years ended February 28,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$13.06
Income from Investment Operations
Net investment income (loss)B	.152
Net realized and unrealized gain (loss)	(.643)
Total from investment operations	(.491)
Distributions from net investment income	(.149)
Net asset value, end of period	$12.42
Total ReturnC,D	(3.81)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.04%G
Expenses net of fee waivers, if any	.04%G
Expenses net of all reductions	.04%G
Net investment income (loss)	2.88%G
Supplemental Data
Net assets, end of period (000 omitted)	$345,821
Portfolio turnover rateH	24%

 A For the period October 4, 2017 (commencement of sale of shares) to February 28, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Long-Term Treasury Bond Index Fund Institutional Premium Class

Years ended February 28,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$13.06
Income from Investment Operations
Net investment income (loss)B	.136
Net realized and unrealized gain (loss)	(.627)
Total from investment operations	(.491)
Distributions from net investment income	(.149)
Net asset value, end of period	$12.42
Total ReturnC,D	(3.81)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.03%G
Expenses net of fee waivers, if any	.03%G
Expenses net of all reductions	.03%G
Net investment income (loss)	3.05%G
Supplemental Data
Net assets, end of period (000 omitted)	$314,669
Portfolio turnover rateH	24%

 A For the period October 4, 2017 (commencement of sale of shares) to February 28, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2018

1. Organization.

Fidelity Short-Term Treasury Bond Index Fund, Fidelity Intermediate Treasury Bond Index Fund and Fidelity Long-Term Treasury Bond Index Fund (the Funds) are funds of Fidelity Salem Street Trust (the Trust). Each Fund is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund offers Investor Class, Premium Class, Institutional Class and Institutional Premium Class shares, each of which has equal rights as to assets and voting privileges. Each Fund commenced sale of Institutional Class and Institutional Premium Class shares on October 4, 2017. Each class has exclusive voting rights with respect to matters that affect that class. Each Fund offers conversion privileges between share classes within each Fund to eligible shareholders.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2018 is included at the end of each Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of each Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2018, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Short-Term Treasury Bond Index Fund	$1,566,496,667	$327,969	$(32,328,956)	$(32,000,987)
Fidelity Intermediate Treasury Bond Index Fund	1,759,028,523	1,332,861	(67,548,060)	(66,215,199)
Fidelity Long-Term Treasury Bond Index Fund	1,733,602,748	32,409,313	(57,512,385)	(25,103,072)

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Short-Term Treasury Bond Index Fund	$(3,291,494)	$(32,000,987)
Fidelity Intermediate Treasury Bond Index Fund	(6,765,666)	(66,215,199)
Fidelity Long-Term Treasury Bond Index Fund	(77,459,715)	(25,103,072)

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	No expiration
	Short-term	Long-term	Total no expiration	Total capital loss carryfoward
Fidelity Short-Term Treasury Bond Index Fund	$(2,032,798)	$(1,258,696)	$(3,291,494)	$(3,291,494)
Fidelity Intermediate Treasury Bond Index Fund	(2,324,266)	(4,441,400)	(6,765,666)	(6,765,666)
Fidelity Long-Term Treasury Bond Index Fund	(76,530,718)	(928,997)	(77,459,715)	(77,459,715)

The tax character of distributions paid was as follows:

February 28, 2018
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Short-Term Treasury Bond Index Fund	$19,383,387	$–	$19,383,387
Fidelity Intermediate Treasury Bond Index Fund	30,612,509	–	30,612,509
Fidelity Long-Term Treasury Bond Index Fund	34,963,027	–	34,963,027

February 28, 2017
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Short-Term Treasury Bond Index Fund	$13,542,395	$543,181	$14,085,576
Fidelity Intermediate Treasury Bond Index Fund	27,831,931	18,305,958	46,137,889
Fidelity Long-Term Treasury Bond Index Fund	34,902,663	–	34,902,663

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. Effective August 1, 2017, the Board approved an amendment to the management contract to reduce the management fee from an annual rate of .05% to .03% of each Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees. For the reporting period, each Fund's total annual management fee rate was .04% of each Fund's average net assets.

Effective August 1, 2017, the Board approved an amendment to the expense contract. Under the expense contract, the investment adviser pays class-level expenses as necessary so that the total expenses do not exceed an annual rate of .16% and .06% of class-level average net assets for each Investor Class and Premium Class, respectively, with certain exceptions.

Prior to August 1, 2017, the investment adviser paid class-level expenses as necessary so that the total expenses did not exceed .19% and .09% for Investor Class and Premium Class, respectively.

In addition, under an expense contract, the investment adviser pays class-level expenses as necessary so that the total expenses do not exceed an annual rate of .04% and .03% of average net assets for Institutional Class and Institutional Premium Class, respectively, with certain exceptions.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Funds. FIIOC receives transfer agent fees at an annual rate of .17%, .12%, .035%, and .015% of class-level average net assets for each Fund's Investor Class, Premium Class, Institutional Class, and Institutional Premium Class, respectively. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Effective August 1, 2017, under the amended expense contract, Investor Class and Premium Class for each fund pays a portion of the transfer agent fees at an annual rate of .13% and .03%, of class-level average net assets, respectively. Prior to August 1, 2017, the Investor Class and Premium Class for each fund paid a portion of the transfer agent fees at an annual rate of .14% and .04% of class-level average net assets, respectively.

Under the expense contract, Institutional Class pays a portion of the transfer agent fees at an annual rate of .01% of class-level average net assets and Institutional Premium Class does not pay a transfer agent fee.

For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Fidelity Short-Term Treasury Bond Index Fund
Investor Class	$211,318.13
Premium Class	454,204.03
Institutional Class	1,876	.01(a)
	$667,398
Fidelity Intermediate Treasury Bond Index Fund
Investor Class	$65,750.13
Premium Class	508,802.03
Institutional Class	2,597	.01(a)
	$577,149
Fidelity Long-Term Treasury Bond Index Fund
Investor Class	$57,116.13
Premium Class	362,021.03
Institutional Class	11,592	.01(a)
	$430,729

 (a) Annualized

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act.

5. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Short-Term Treasury Bond Index Fund	$4,552
Fidelity Intermediate Treasury Bond Index Fund	4,801
Fidelity Long-Term Treasury Bond Index Fund	3,500

During the period, the Funds did not borrow on this line of credit.

6. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is maintained at the Fund's custodian and/or invested in cash equivalents. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of interest income. Security lending activity was as follows:

Total Security Lending Income
Fidelity Intermediate Treasury Bond Index Fund	$16,137
Fidelity Long-Term Treasury Bond Index Fund	4,174

7. Expense Reductions.

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses as noted in the table below.

Management fee reduction
Fidelity Short-Term Treasury Bond Index Fund	$132
Fidelity Intermediate Treasury Bond Index Fund	416
Fidelity Long-Term Treasury Bond Index Fund	2,348

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2018(a)	Year ended February 28, 2017
Fidelity Short-Term Treasury Bond Index Fund
From net investment income
Investor Class	$1,880,261	$813,604
Premium Class	17,239,316	12,592,996
Institutional Class	262,063	–
Institutional Premium Class	1,747	–
Total	$19,383,387	$13,406,600
From net realized gain
Investor Class	$–	$67,381
Premium Class	–	611,595
Total	$–	$678,976
Fidelity Intermediate Treasury Bond Index Fund
From net investment income
Investor Class	$889,333	$1,617,547
Premium Class	28,530,416	26,214,384
Institutional Class	513,240	–
Institutional Premium Class	679,520	–
Total	$30,612,509	$27,831,931
From net realized gain
Investor Class	$–	$1,269,628
Premium Class	–	17,036,330
Total	$–	$18,305,958
Fidelity Long-Term Treasury Bond Index Fund
From net investment income
Investor Class	$1,164,416	$4,634,101
Premium Class	30,084,061	30,268,562
Institutional Class	3,274,411	–
Institutional Premium Class	440,139	–
Total	$34,963,027	$34,902,663

 (a) Distributions for Institutional Class and Institutional Premium Class are for the period October 4, 2017 (commencement of sale of shares) to February 28, 2018.

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2018(a)	Year ended February 28, 2017	Year ended February 28, 2018(a)	Year ended February 28, 2017
Fidelity Short-Term Treasury Bond Index Fund
Investor Class
Shares sold	5,170,231	16,642,015	$53,604,472	$174,821,325
Reinvestment of distributions	158,693	67,415	1,643,965	703,758
Shares redeemed	(3,563,803)	(7,426,513)	(36,943,123)	(78,029,210)
Net increase (decrease)	1,765,121	9,282,917	$18,305,314	$97,495,873
Premium Class
Shares sold	61,708,133	69,282,413	$640,022,832	$727,095,866
Reinvestment of distributions	1,409,092	1,071,187	14,598,467	11,225,210
Shares redeemed	(56,291,631)	(58,288,324)	(582,815,661)	(610,427,489)
Net increase (decrease)	6,825,594	12,065,276	$71,805,638	$127,893,587
Institutional Class
Shares sold	9,131,603	–	$94,261,659	$–
Reinvestment of distributions	7,993	–	81,879	–
Shares redeemed	(2,381,231)	–	(24,498,785)	–
Net increase (decrease)	6,758,365	–	$69,844,753	$–
Institutional Premium Class
Shares sold	47,064	–	$486,633	$–
Reinvestment of distributions	170	–	1,747	–
Net increase (decrease)	47,234	–	$488,380	$–
Fidelity Intermediate Treasury Bond Index Fund
Investor Class
Shares sold	3,750,437	9,520,397	$40,035,591	$106,831,392
Reinvestment of distributions	80,657	246,581	863,126	2,730,670
Shares redeemed	(3,878,705)	(17,762,763)	(41,503,973)	(199,520,478)
Net increase (decrease)	(47,611)	(7,995,785)	$(605,256)	$(89,958,416)
Premium Class
Shares sold	57,411,353	58,341,761	$614,113,376	$645,126,892
Reinvestment of distributions	2,445,561	3,681,048	26,168,049	40,436,708
Shares redeemed	(59,047,512)	(46,482,343)	(629,886,957)	(512,313,516)
Net increase (decrease)	809,402	15,540,466	$10,394,468	$173,250,084
Institutional Class
Shares sold	14,326,442	–	$151,533,402	$–
Reinvestment of distributions	17,000	–	176,889	–
Shares redeemed	(1,949,964)	–	(20,380,089)	–
Net increase (decrease)	12,393,478	–	$131,330,202	$–
Institutional Premium Class
Shares sold	9,986,242	–	$106,642,973	$–
Reinvestment of distributions	164	–	1,735	–
Shares redeemed	(535,831)	–	(5,678,698)	–
Net increase (decrease)	9,450,575	–	$100,966,010	$–
Fidelity Long-Term Treasury Bond Index Fund
Investor Class
Shares sold	3,375,901	12,188,604	$43,929,517	$170,192,941
Reinvestment of distributions	81,541	299,278	1,058,185	4,120,958
Shares redeemed	(3,043,889)	(42,589,644)	(39,565,017)	(599,726,215)
Net increase (decrease)	413,553	(30,101,762)	$5,422,685	$(425,412,316)
Premium Class
Shares sold	45,483,996	91,433,330	$591,712,312	$1,273,780,270
Reinvestment of distributions	1,922,712	1,936,031	24,973,682	26,448,024
Shares redeemed	(47,473,757)	(76,341,231)	(615,311,298)	(1,034,817,183)
Net increase (decrease)	(67,049)	17,028,130	$1,374,696	$265,411,111
Institutional Class
Shares sold	29,404,196	–	$385,228,333	$–
Reinvestment of distributions	179,771	–	2,307,898	–
Shares redeemed	(1,743,902)	–	(22,131,619)	–
Net increase (decrease)	27,840,065	–	$365,404,612	$–
Institutional Premium Class
Shares sold	25,311,325	–	$312,631,304	$–
Reinvestment of distributions	35,430	–	440,139	–
Shares redeemed	(17,294)	–	(216,533)	–
Net increase (decrease)	25,329,461	–	$312,854,910	$–

 (a) Share transactions for Institutional Class and Institutional Premium Class are for the period October 4, 2017 (commencement of sale of shares) to February 28, 2018.

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity Short-Term Treasury Bond Index Fund, Fidelity Intermediate Treasury Bond Index Fund and Fidelity Long-Term Treasury Bond Index Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Short-Term Treasury Bond Index Fund, Fidelity Intermediate Treasury Bond Index Fund and Fidelity Long-Term Treasury Bond Index Fund (three of the funds constituting Fidelity Salem Street Trust, hereafter collectively referred to as the "Funds") as of February 28, 2018, the related statements of operations for the year ended February 28, 2018, the statements of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 17, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 237 funds. Mr. Chiel oversees 145 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust[s] or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers LLC (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2017

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as Chief Investment Officer of FMR's Bond Group (2017-present) and is an employee of Fidelity Investments (2001-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2017 to February 28, 2018) for Investor Class and Premium Class and for the period (October 4, 2017 to February 28, 2018) for Institutional Class and Institutional Premium Class. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (September 1, 2017 to February 28, 2018).

Actual Expenses

The first line of the accompanying table for each Class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a Class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each Class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value February 28, 2018	Expenses Paid During Period
Fidelity Short-Term Treasury Bond Index Fund
Investor Class	.16%
Actual		$1,000.00	$985.10	$.79-B
Hypothetical-C		$1,000.00	$1,024.00	$.80-D
Premium Class	.06%
Actual		$1,000.00	$985.60	$.30-B
Hypothetical-C		$1,000.00	$1,024.50	$.30-D
Institutional Class	.04%
Actual		$1,000.00	988.20	$.16-B
Hypothetical-C		$1,000.00	1,024.60	$.20-D
Institutional Premium Class	.03%
Actual		$1,000.00	988.30	$.12-B
Hypothetical-C		$1,000.00	1,024.65	$.15-D
Fidelity Intermediate Treasury Bond Index Fund
Investor Class	.16%
Actual		$1,000.00	$959.40	$.78-B
Hypothetical-C		$1,000.00	$1,024.00	$.80-D
Premium Class	.06%
Actual		$1,000.00	$959.80	$.29-B
Hypothetical-C		$1,000.00	$1,024.50	$.30-D
Institutional Class	.04%
Actual		$1,000.00	970.60	$.16-B
Hypothetical-C		$1,000.00	1,024.60	$.20-D
Institutional Premium Class	.03%
Actual		$1,000.00	970.60	$.12-B
Hypothetical-C		$1,000.00	1,024.65	$.15-D
Fidelity Long-Term Treasury Bond Index Fund
Investor Class	.16%
Actual		$1,000.00	$939.50	$.77-B
Hypothetical-C		$1,000.00	$1,024.00	$.80-D
Premium Class	.06%
Actual		$1,000.00	$940.00	$.29-B
Hypothetical-C		$1,000.00	$1,024.50	$.30-D
Institutional Class	.04%
Actual		$1,000.00	961.90	$.16-B
Hypothetical-C		$1,000.00	1,024.60	$.20-D
Institutional Premium Class	.03%
Actual		$1,000.00	961.90	$.12-B
Hypothetical-C		$1,000.00	1,024.65	$.15-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for Investor Class and Premium Class and multiplied by 148/365 (to reflect the period October 4, 2017 to February 28, 2018) for Institutional Class and Institutional Premium Class.

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax:

Fidelity Short-Term Treasury Bond Index Fund	99.94%
Fidelity Intermediate Treasury Bond Index Fund	99.90%
Fidelity Long-Term Treasury Bond Index Fund	99.93%

The funds hereby designate the amounts noted below as distributions paid during the period January 1, 2018 to February 28, 2018 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders:

Fidelity Short-Term Treasury Bond Index Fund	$3,502,584
Fidelity Intermediate Treasury Bond Index Fund	$5,471,142
Fidelity Long-Term Treasury Bond Index Fund	$7,075,519

The funds will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Intermediate Treasury Bond Index Fund
Fidelity Long-Term Treasury Bond Index Fund
Fidelity Short-Term Treasury Bond Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2017 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers each fund's tracking error versus its benchmark index. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to a fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and its benchmark index for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons forthe 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, in prior years, each fund was compared on the basis of a hypothetical "net management fee," which was derived by subtracting payments made by FMR for "fund-level" non-management expenses (including pricing and bookkeeping fees and fees paid to non-affiliated custodians) from the fund's management fee. Due to each fund's low contractual management fee rate compared to its Total Mapped Group median, Fidelity no longer calculates a hypothetical net management fee for the fund. As a result, the charts do not include hypothetical net management fees for 2016. With respect to the historical net management fee information, the Board considered that "fund-level" non-management expenses and "class-level" expenses paid by FMR may exceed a fund's management fee and result in a negative net management fee. The Board noted that a hypothetical net management fee is truly a hypothetical number derived for purposes of providing a more meaningful competitive comparison and a negative net management fee is not intended to suggest that Fidelity pays a fund to manage the fund's assets.

Fidelity Intermediate Treasury Bond Index Fund

Fidelity Long-Term Treasury Bond Index Fund

Fidelity Short-Term Treasury Bond Index Fund

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board considered that it had approved an amended and restated management contract for each fund (effective February 1, 2012) that lowered each fund's management fee rate from 0.10% to 0.05%. The Board considered that the charts reflect each fund's lower management fee rate for 2012, as if the lower fee rate were in effect for the entire year.

The Board also considered that it had approved an amended and restated management contract for each fund (effective August 1, 2017) that further lowered each fund's management fee rate from 0.05% to 0.03%.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the funds) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of each class of each fund, the Board considered the fund's management fee rate as well as other "fund-level" expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees, paid by FMR under the fund's management contract. The Board also considered other "class-level" expenses, such as transfer agent fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of Premium Class of each fund ranked below the competitive median for 2016 and the total expense ratio of Investor Class of each fund ranked above the competitive median for 2016 due to a drop in the competitive median, compared to the prior year, as a result of competitor fee reductions and the inclusion of lower fee Fidelity and competitor classes in the mapped group. The Board considered that, in general, various factors can affect total expense ratios.

The Board considered that current contractual arrangements for each fund oblige FMR to pay all "class-level" expenses of each class of the fund to the extent necessary to limit total operating expenses, with certain exceptions, as follows: Investor Class: 0.19% (0.16% effective August 1, 2017); and Premium Class: 0.09% (0.06% effective August 1, 2017). These contractual arrangements may not be amended to increase the fees or expenses payable except by a vote of a majority of the Board and, with respect to increases in fees or expenses payable by Investor Class above 0.19% and by Premium Class above 0.09%, by a vote of a majority of the outstanding voting securities of the applicable class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Investor Class was above the median of the universe presented for comparison, the total expense ratio of each class of each fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board consideredthe revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that due to each fund's current contractual arrangements the expense ratio of each class will not decline if the class's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) the terms of Fidelity's contractual and voluntary expense cap and waiver arrangements with the funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the approach to considering "fall-out" benefits; (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability; (xii) the funds' share class structures and distribution channels, including the impact of the Department of Labor's new fiduciary rule on the funds' distribution arrangements; and (xiii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

LBX-I-ANN-0418
1.9885078.100

Item 2.

Code of Ethics

As of the end of the period, February 28, 2018, Fidelity Salem Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity SAI Long-Term Treasury Bond Index Fund and Fidelity SAI U.S. Treasury Bond Index Fund (the “Funds”):

Services Billed by Deloitte Entities

February 28, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity SAI Long-Term Treasury Bond Index Fund	$44,000	$100	$6,300	$1,300
Fidelity SAI U.S. Treasury Bond Index Fund	$49,000	$100	$5,100	$1,100

February 28, 2017 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity SAI Long-Term Treasury Bond Index Fund	$44,000	$-	$6,400	$1,200
Fidelity SAI U.S. Treasury Bond Index Fund	$36,000	$-	$4,900	$1,000

A Amounts may reflect rounding.

B Fidelity SAI U.S. Treasury Bond Index Fund commenced operations on March 1, 2016.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Intermediate Treasury Bond Index Fund, Fidelity Long-Term Treasury Bond Index Fund, Fidelity Series Long-Term Treasury Bond Index Fund and Fidelity Short-Term Treasury Bond Index Fund (the “Funds”):

Services Billed by PwC

February 28, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Intermediate Treasury Bond Index Fund	$52,000	$6,100	$3,300	$3,200
Fidelity Long-Term Treasury Bond Index Fund	$52,000	$6,100	$3,300	$3,200
Fidelity Series Long-Term Treasury Bond Index Fund	$48,000	$4,000	$3,900	$2,100
Fidelity Short-Term Treasury Bond Index Fund	$52,000	$6,100	$3,300	$3,200

February 28, 2017 FeesA,B,C

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Intermediate Treasury Bond Index Fund	$71,000	$7,200	$3,500	$3,500
Fidelity Long-Term Treasury Bond Index Fund	$71,000	$7,200	$3,500	$3,500
Fidelity Series Long-Term Treasury Bond Index Fund	$45,000	$2,600	$4,100	$1,200
Fidelity Short-Term Treasury Bond Index Fund	$71,000	$7,200	$3,500	$3,500

A Amounts may reflect rounding

B Fidelity Series Long-Term Treasury Bond Index Fund commenced operations on July 7, 2016.

C Certain amounts have been reclassified to align with current period presentation.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	February 28, 2018A	February 28, 2017A,B
Audit-Related Fees	$5,000	$35,000
Tax Fees	$20,000	$5,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity SAI U.S. Treasury Bond Index Fund’s commencement of operations.

Services Billed by PwC

	February 28, 2018A	February 28, 2017A,B,C
Audit-Related Fees	$8,360,000	$6,065,000
Tax Fees	$180,000	$150,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Series Long-Term Treasury Bond Index Fund’s commencement of operations.

C Certain amounts have been reclassified to align with current period presentation.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	February 28, 2018A	February 28, 2017A,B,C,D
Deloitte Entities	$295,000	$325,000
PwC	$10,940,000	$7,565,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity SAI U.S. Treasury Bond Index Fund’s commencement of operations.

C May include amounts billed prior to the Fidelity Series Long-Term Treasury Bond Index Fund’s commencement of operations.

D Certain amounts have been reclassified to align with current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their  audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s last two fiscal years relating to services provided to (i) the Fund or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Salem Street Trust

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	April 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	April 26, 2018

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	April 26, 2018